UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UNIFI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNIFI, INC.

Notice of Annual Meeting

and

Proxy Statement

2020 Annual Meeting of Shareholders

October 29, 2020

UNIFI, INC.

7201 West Friendly Avenue

Greensboro, North Carolina 27410

September 16, 2020

Dear Shareholder:

On behalf of the Board of Directors and the management of Unifi, Inc., I invite you to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at 10:30 a.m., Eastern Time, on Thursday, October 29, 2020 at the Proximity Hotel located at 704 Green Valley Road, Greensboro, North Carolina 27408. Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying Notice of 2020 Annual Meeting of Shareholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting in person, I strongly encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The accompanying Proxy Statement explains more about voting. Please read it carefully.

Thank you for your continued support.

Sincerely,

Albert P. Carey

Executive Chairman

UNIFI, INC.

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(336) 294-4410

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Unifi, Inc. (the “Company”) will be held at 10:30 a.m., Eastern Time, on Thursday, October 29, 2020 at the Proximity Hotel located at 704 Green Valley Road, Greensboro, North Carolina 27408, for the following purposes:

1.	To elect the nine directors nominated by the Board of Directors;

2.	To approve, on an advisory basis, the Company’s named executive officer compensation in fiscal 2020;

3.	To approve the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan;

4.	To ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” Items 1, 2, 3, and 4. The proxy holders will use their discretion to vote on other matters that may properly arise at the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on September 4, 2020 will be entitled to vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the meeting. If you are a shareholder of record and received a paper copy of the proxy materials by mail, you may vote your shares by proxy using one of the following methods: (i) vote by telephone; (ii) vote via the Internet; or (iii) complete, sign, date, and return your proxy card in the postage-paid envelope provided. If you are a shareholder of record and received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares by proxy at the Internet site address listed on your Notice. If you hold your shares through an account with a bank, broker, or similar organization, please follow the instructions you receive from the shareholder of record to vote your shares.

By Order of the Board of Directors,

Gregory K. Sigmon

General Counsel

Corporate Secretary

September 16, 2020

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders To Be Held on October 29, 2020:

The Notice of Annual Meeting and Proxy Statement

and the Annual Report on Form 10-K are available at www.proxyvote.com.

i

ii

PROXY STATEMENT

The Board of Directors (the “Board of Directors” or the “Board”) of Unifi, Inc. (“UNIFI” or the “Company”) is providing these materials to you in connection with the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at 10:30 a.m., Eastern Time, on Thursday, October 29, 2020 at the Proximity Hotel located at 704 Green Valley Road, Greensboro, North Carolina 27408.

General Information

Why did I receive these materials?

You received these materials because the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that UNIFI is required to provide you under the Securities and Exchange Commission rules and regulations (the “SEC rules”) and is designed to assist you in voting your shares.

What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the shareholder’s specific voting instructions.

Why did I receive a one-page notice regarding Internet availability of proxy materials instead of a full set of proxy materials?

The SEC rules allow companies to choose the method for delivery of proxy materials to shareholders. For most shareholders, the Company has elected to mail a notice regarding the availability of proxy materials on the Internet (the “Notice of Internet Availability”), rather than sending a full set of these materials in the mail. The Notice of Internet Availability, or a full set of the proxy materials (including the Proxy Statement and form of proxy), as applicable, was sent to shareholders beginning September 16, 2020, and the proxy materials were posted on the investor relations portion of the Company’s website, www.unifi.com, and on the website referenced in the Notice of Internet Availability on the same day. Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company’s shareholders and lowers the cost of the Annual Meeting. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions in the Notice of Internet Availability for requesting a copy.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting and Proxy Statement; and

•	the Annual Report on Form 10-K for fiscal 2020, which contains the Company’s audited consolidated financial statements.

If you received a paper copy of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•	the election of the nine directors nominated by the Board of Directors;

•	the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2020;

•	the approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan; and

•	the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.

The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the election of each of the nine directors nominated by the Board of Directors;

•	“FOR” the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2020;

•	“FOR” the approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan; and

•	“FOR” the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to:

•	shareholders of record as of the close of business on September 4, 2020;

•	holders of valid proxies for the Annual Meeting; and

•	invited guests.

Admission to the Annual Meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport, and proof of stock ownership as of the record date for admittance.

When is the record date and who is entitled to vote?

The Board set September 4, 2020 as the record date. As of the record date, 18,446,554 shares of common stock, par value $0.10 per share, of UNIFI (“Common Stock”) were issued and outstanding. Shareholders are entitled to one vote per share of Common Stock outstanding on the record date on any matter properly presented at the Annual Meeting.

What is a shareholder of record?

A shareholder of record or registered shareholder is a shareholder whose ownership of Common Stock is reflected directly on the books and records of UNIFI’s transfer agent, American Stock Transfer & Trust Company, LLC. If you hold Common Stock through an account with a bank, broker, or similar organization, you are considered the beneficial owner of shares held in street name and are not a shareholder of record. For shares held in street name, the shareholder of record is your bank, broker, or similar organization. UNIFI only has access to ownership records for the registered shares. If you are not a shareholder of record and you wish to attend the Annual Meeting, UNIFI will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from the shareholder of record (e.g., your bank, broker, or other nominee), or a copy of your voting instruction form or Notice of Internet Availability.

How do I vote?

You may vote by any of the following methods:

•

In person. Shareholders of record and beneficial owners of shares held in street name may vote in person at the Annual Meeting. If you hold shares in street name, you must also obtain a legal proxy from the shareholder of record (e.g., your bank, broker, or other nominee) to vote in person at the Annual Meeting.

•

By telephone or via the Internet. Shareholders of record may vote by proxy, by telephone or via the Internet, by following the instructions included in the proxy card or Notice of Internet Availability provided or the instructions you receive by e-mail. If you are a beneficial owner of shares held in street name, your ability to vote by telephone or via the Internet depends on the voting procedures of the shareholder of record (e.g., your bank, broker, or other nominee). Please follow the instructions included in the voting instruction form or Notice of Internet Availability provided to you by the shareholder of record.

•	By mail. Shareholders of record and beneficial owners of shares held in street name may vote by proxy by completing, signing, dating, and returning the proxy card or voting instruction form provided.

How can I revoke my proxy or change my vote?

Shareholders of record. You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a written notice of revocation to the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410; (ii) delivering a proxy bearing a later date using any of the voting methods described in the immediately preceding Q&A, including by telephone or via the Internet, and until the applicable deadline for each method specified in the accompanying proxy card or the Notice of Internet Availability; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the meeting. For all methods of voting, the last vote cast will supersede all previous votes.

Beneficial owners of shares held in street name. You may revoke or change your voting instructions by following the specific instructions provided to you by the shareholder of record (e.g., your bank, broker, or other nominee), or, if you have obtained a legal proxy from the shareholder of record, by attending the Annual Meeting and voting in person.

What happens if I vote by proxy and do not give specific voting instructions?

Shareholders of record. If you are a shareholder of record and you vote by proxy, by telephone, via the Internet, or by returning a properly executed and dated proxy card by mail, without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and you do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is referred to as a “broker non-vote.”

Proposals 1, 2, and 3, the election of directors, the advisory vote to approve the Company’s named executive officer compensation in fiscal 2020, and the approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan, respectively, are “non-routine” matters. Consequently, without your voting instructions, the organization that holds your shares cannot vote your shares on these proposals. Proposal 4, the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021, is considered a “routine” matter.

What is the voting requirement to approve each of the proposals?

•

Proposal 1, Election of Directors. Directors shall be elected by the affirmative vote of a majority of the votes cast (meaning that the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). If any existing director who is a nominee for reelection receives a greater number of votes “against” his or her election than votes “for” such election, the Company’s Amended and Restated By-laws provide that such person shall be deemed to have tendered to the Board his or her resignation as a director. There is no cumulative voting with respect to the election of directors.

•

Proposal 2, Advisory Vote to Approve Named Executive Officer Compensation. Advisory approval of the Company’s named executive officer compensation in fiscal 2020 requires the affirmative vote of a majority of the votes cast (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal).

•

Proposal 3, Approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan. Approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast (meaning that the number of shares voted “for” the proposal must exceed the aggregate of the number of shares voted “against” such proposal plus abstentions).

•

Proposal 4, Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021 requires the affirmative vote of a majority of the votes cast (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal).

•

Other Items. Approval of any other matters requires the affirmative vote of a majority of the votes cast (meaning that the number of shares voted “for” the item must exceed the number of shares voted “against” such item).

What is the quorum for the Annual Meeting? How are abstentions and broker non-votes treated?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for the transaction of business at the Annual Meeting. Your shares are counted as being present if you vote in person at the Annual Meeting, by telephone, via the Internet, or by returning a properly executed and dated proxy card or voting instruction form by mail. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum for the Annual Meeting.

With respect to Proposal 1, the election of directors, you may vote “for” or “against” each of the nominees for the Board, or you may “abstain” from voting for one or more nominees. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the election of director nominees.

With respect to Proposals 2, 3, and 4, the advisory vote to approve the Company’s named executive officer compensation in fiscal 2020, the approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan, and the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021, respectively, you may vote “for” or “against” these proposals, or you may “abstain” from voting on these proposals. For Proposals 2 and 4, abstentions and broker non-votes are not considered votes cast for the foregoing purposes and will therefore have no effect on the vote for these proposals. For Proposal 3, under the New York Stock Exchange rules (the “NYSE rules”), abstentions are considered votes cast for the foregoing purpose and will therefore have the effect of votes “against” this proposal, whereas broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the vote for this proposal. As discussed above, because Proposal 4, the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021, is considered a “routine” matter, the Company does not expect any broker non-votes with respect to this proposal.

Who are the proxy holders and how will they vote?

The persons named as attorneys-in-fact in the proxies, Edmund M. Ingle and Gregory K. Sigmon, were selected by the Board and are officers, and with respect to Mr. Ingle, a director, of the Company. If you are a shareholder of record and you return a properly executed and dated proxy card but do not provide specific voting instructions, your shares will be voted on the proposals as follows:

•	“FOR” the election of each of the nine directors nominated by the Board of Directors;

•	“FOR” the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2020;

•	“FOR” the approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan; and

•	“FOR” the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted on such matters in the discretion of the proxy holders.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies. In addition to soliciting the proxies by mail and the Internet, certain of the Company’s directors, officers, and employees, without compensation, may solicit proxies personally or by telephone, facsimile, and e-mail.

Where can I find the voting results of the Annual Meeting?

The Company will announce preliminary or final voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the completion of the meeting.

Security Ownership of Certain Beneficial Owners and Management

The table below provides information about the beneficial ownership of Common Stock as of September 4, 2020, by each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as well as by each director, director nominee, and named executive officer and by all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the ownership percentage of that person, shares deemed outstanding include (i) shares of Common Stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of September 4, 2020 and (ii) restricted stock units and vested share units that are currently vested. However, these shares or units are not deemed outstanding for the purposes of computing the ownership percentage of any other person. The ownership percentage is based on 18,446,554 shares of Common Stock outstanding as of September 4, 2020. Except as otherwise indicated in the footnotes below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by such person, subject to community property laws where applicable. Unless otherwise indicated in the footnotes below, the address for each of the beneficial owners is c/o Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410.

Name	Number of Shares and Nature of Beneficial Ownership		Ownership Percentage
Principal Shareholders:
BlackRock, Inc.	2,338,757	(1)	12.68%
Kenneth G. Langone	1,630,000	(2)	8.84%
Impala Asset Management LLC	1,621,740	(3)	8.79%
Dimensional Fund Advisors LP	1,548,466	(4)	8.39%
Inclusive Capital Partners, L.P.	1,417,054	(5)	7.68%
Directors, Director Nominees, and Named Executive Officers:
Robert J. Bishop	1,669,657	(6)	9.05%
Albert P. Carey	164,375	(7)	*
Thomas H. Caudle, Jr.	177,412	(8)	*
Archibald Cox, Jr.	113,923	(9)	*
Craig A. Creaturo	17,500	(10)	*
Richard E. Gerstein	0		*
Edmund M. lngle	26,785		*
James M. Kilts	26,376	(11)	*
Kenneth G. Langone	1,630,000	(2)	8.84%
James D. Mead	34,695	(12)	*
Hongjun Ning	5,000	(13)	*
Suzanne M. Present	40,871	(14)	*
Lucas de Carvalho Rocha	6,000	(15)	*
Christopher A. Smosna	19,855	(16)	*
Eva T. Zlotnicka	1,418,896	(17)	7.69%
Directors and executive officers as a group (13 persons(18))	5,331,490		28.90%

*	Less than 1%.

(1)

This information is based upon a Schedule 13G/A filed with the SEC on February 4, 2020 by BlackRock, Inc. (“BlackRock”), whose address is 55 East 52nd Street, New York, New York 10055. The Schedule 13G/A reports that BlackRock has sole voting power over 2,299,949 shares, shared voting power over no shares, and sole investment power over all of the shares shown.

(2)

Includes (i) 130,000 shares owned by Invemed Associates LLC, of which Mr. Langone is the principal equity holder and serves as President and Chief Executive Officer, as to which Mr. Langone has shared voting and investment power; (ii) 30,000 shares owned by Mr. Langone’s wife, as to which Mr. Langone has shared voting and investment power; and (iii) 41,482 shares that Mr. Langone has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company. Mr. Langone disclaims beneficial ownership of (A) the shares of Common Stock held by Invemed Associates LLC, and any proceeds thereof, that exceed his pecuniary interest therein and/or are not actually distributed to him; and (B) the shares of Common Stock held by his wife.

(3)

This information is based upon a Schedule 13D filed jointly with the SEC on February 14, 2020 by Impala Asset Management LLC, Impala Asset Advisors LLC, Impala Master Fund Ltd., Impala Alpha Master Fund Ltd., Waterbuck Master Fund Ltd., Impala Bluebuck LP, and Robert J. Bishop. The address for each of Impala Asset Management LLC and Mr. Bishop is 324 Royal Palm Way, 3rd Floor, Palm Beach, Florida 33480, each of Impala Asset Advisors LLC and Impala Bluebuck LP is 3500 South Dupont Highway, Dover, Delaware 19901, and each of Impala Master Fund Ltd., Impala Alpha Master Fund Ltd., and Waterbuck Master Fund Ltd. is PO Box 309, Ugland House, South Church Street, George Town KY1-1104, Cayman Islands. The Schedule 13D reports that each of Impala Asset Management LLC and Impala Asset Advisors LLC has shared voting and investment power over all of the shares shown; Impala Master Fund Ltd. has sole voting and investment power over no shares and shared voting and investment power over 1,228,021 shares; Impala Alpha Master Fund Ltd. has sole voting and investment power over no shares and shared voting and investment power over 56,532 shares; Waterbuck Master Fund Ltd. has sole voting and investment power over no shares and shared voting and investment power over 113,667 shares; Impala Bluebuck LP has sole voting and investment power over no shares and shared voting and investment power over 223,520 shares; and Mr. Bishop has sole voting and investment power over 20,417 shares (see clause (ii) in footnote (6) below) and shared voting and investment power over all of the shares shown. Impala Asset Management LLC, in its capacity as the investment adviser or manager to various private funds, has the power to direct the investment activities of each of the private funds.

(4)

This information is based upon a Schedule 13G/A filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP (“Dimensional”), whose address is Building One, 6300 Bee Cave Road, Austin, Texas 78746. The Schedule 13G/A reports that Dimensional has sole voting power over 1,496,608 shares, shared voting power over no shares, and sole investment power over all of the shares shown. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts, and separate accounts (such investment companies, funds, trusts, and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser, and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the Company owned by the Funds and may be deemed to be the beneficial owner of these shares. However, all securities reported on the Schedule 13G/A are owned by the Funds, and Dimensional and its subsidiaries disclaim beneficial ownership of all of the shares shown.

(5)

This information is based upon a Schedule 13D filed jointly with the SEC on August 5, 2020 by Inclusive Capital Partners, L.P. and Jeffrey W. Ubben, each of whose address is 572 Ruger Street, Suite B, San Francisco, California 94129. The Schedule 13D reports that each of Inclusive Capital Partners, L.P. and Mr. Ubben has shared voting and investment power over all of the shares shown.

(6)

Consists of (i) 1,649,240 shares owned by Impala Asset Management LLC and Impala Asset Advisors LLC, which are investment manager and general partner, respectively, to funds that hold such securities; and (ii) 20,417 shares that Mr. Bishop has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company. Mr. Bishop is the founder, the Managing Principal, and a member of each of Impala Asset Management LLC and Impala Asset Advisors LLC and a limited partner in some of the funds that hold the securities owned by Impala Asset Management LLC and Impala Asset Advisors LLC, as to which Mr. Bishop has shared voting and investment power and of which Mr. Bishop disclaims beneficial ownership, except to the extent of his pecuniary interest therein.

(7)

Includes (i) 132,894 shares that Mr. Carey has the right to purchase pursuant to stock options that are currently exercisable; and (ii) 9,581 shares that Mr. Carey has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company.

(8)

Includes (i) 82,847 shares that Mr. Caudle has the right to purchase pursuant to stock options that are currently exercisable; (ii) 7,500 shares that Mr. Caudle has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following the termination of his employment with the Company; and (iii) 2,850 shares that Mr. Caudle has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock on October 30, 2020.

(9)

Includes 44,060 shares that Mr. Cox has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company.

(10)

Includes (i) 5,000 shares that Mr. Creaturo has the right to purchase pursuant to stock options that are currently exercisable; and (ii) 5,000 shares that Mr. Creaturo has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock on October 9, 2020.

(11)

Includes 6,200 shares that Mr. Kilts has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company.

(12)

Includes (i) 5,849 shares owned by Mr. Mead’s wife, as to which Mr. Mead has shared voting and investment power and of which Mr. Mead disclaims beneficial ownership; and (ii) 20,237 shares that Mr. Mead has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of his service as a director of the Company.

(13)	Consists of 5,000 shares that Mr. Ning has the right to purchase pursuant to stock options that are currently exercisable.

(14)

Consists of 40,871 shares that Ms. Present has the right to receive pursuant to restricted stock units and vested share units that will automatically convert into shares of Common Stock following the termination of her service as a director of the Company.

(15)	Consists of 6,000 shares that Mr. Rocha has the right to purchase pursuant to stock options that are currently exercisable.

(16)

Includes (i) 17,395 shares that Mr. Smosna has the right to purchase pursuant to stock options that are currently exercisable; (ii) 1,875 shares that Mr. Smosna has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock on September 5, 2020; and (iii) 179 shares that Mr. Smosna has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock on October 30, 2020.

(17)

Consists of 1,417,054 shares held by Inclusive Capital Partners Spring Master Fund, L.P. (f/k/a ValueAct Spring Master Fund, L.P.), which may be deemed to be indirectly beneficially owned by Inclusive Capital Partners, L.P. Ms. Zlotnicka and each of Inclusive Capital Partners, L.P. and Inclusive Capital Partners Spring Master Fund, L.P. disclaim beneficial ownership of the reported securities except to the extent of her or its pecuniary interest therein.

(18)

Mr. Gerstein’s holdings are not included since his employment with the Company ended on August 30, 2019, and Mr. Smosna’s holdings are not included since his service as an executive officer ended on September 9, 2019.

Proposal 1:

Election of Directors

The Board of Directors currently consists of 10 members and has no vacancies. James D. Mead is not standing for reelection. On August 4, 2020, Mr. Mead notified the Company of his resignation from the Board, effective October 29, 2020. Effective on the date of the Annual Meeting, the size of the Board will be reduced to nine members.

On the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the nine persons listed below for election as directors at the Annual Meeting. If elected, each nominee (except for Thomas H. Caudle, Jr. who will retire from the Company effective June 27, 2021) will serve until his or her term expires at the 2021 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. All of the nominees are currently serving as directors and were elected to the Board at the 2019 Annual Meeting of Shareholders, except for Edmund M. Ingle who was elected to the Board effective June 15, 2020. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

Although the Company knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders intend to vote your shares for any substitute nominee proposed by the Board.

The Board of Directors recommends that you vote “FOR” the election of each of the nine nominees listed below. Unless otherwise specified, proxies will be voted “FOR” the election of each of the nine nominees listed below.

Director Nominees

Listed below are the nine persons nominated for election to the Board of Directors. The following paragraphs include information about each director nominee’s business background, as furnished to the Company by the nominee, and additional experience, qualifications, attributes, or skills that led the Board of Directors to conclude that the nominee should serve on the Board.

Name	Age	Principal Occupation	Director Since
Robert J. Bishop	63	Managing Principal, Impala Asset Management LLC	2016
Albert P. Carey	69	Executive Chairman of UNIFI	2018
Thomas H. Caudle, Jr.	68	President & Chief Operating Officer of UNIFI	2016
Archibald Cox, Jr.	80	Chairman, Sextant Group, Inc.	2008
Edmund M. Ingle	55	Chief Executive Officer of UNIFI	2020
James M. Kilts	72	Founding Partner, Centerview Capital	2016
Kenneth G. Langone	84	President and Chief Executive Officer, Invemed Associates LLC	1969
Suzanne M. Present	61	Principal, Gladwyne Partners, LLC	2011
Eva T. Zlotnicka	37	Managing Partner, Inclusive Capital Partners, L.P.	2018

Robert J. Bishop

Mr. Bishop founded Impala Asset Management LLC, a private investment management firm, in 2004 and is the Managing Principal of the firm and manages the Impala, Waterbuck, and Alpha Funds and other managed accounts. From 2002 to 2003, he was Chief Investment Officer at Soros Fund Management overseeing the Quantum Endowment Fund. From 1998 to 2002, he was a principal at Maverick Capital. Mr. Bishop was a portfolio manager at Kingdon Capital from 1995 to 1998 and, from 1992 to 1995, he was Managing Director of Tiger Management. From 1986 to 1992, Mr. Bishop was an equity analyst at Salomon Brothers and, from 1980 to 1984, he worked as a legislative assistant/director for Congressmen Don Ritter and Toby Roth.

Mr. Bishop brings valuable financial and managerial expertise to the Board through his extensive experience in investment and asset management.

Albert P. Carey

Mr. Carey has served as Executive Chairman of the Board of UNIFI since April 2019. Mr. Carey previously served as Non-Executive Chairman of the Board of the Company from January 2019 to March 2019. In March 2019, Mr. Carey retired from PepsiCo, Inc., a consumer products company, after a 38-year career with the company in which he held a number of senior leadership roles, including Chief Executive Officer of PepsiCo North America from March 2016 to January 2019, Chief Executive Officer of PepsiCo North America Beverages from July 2015 to March 2016, Chief Executive Officer of PepsiCo Americas Beverages from September 2011 to July 2015, and President and Chief Executive Officer of Frito-Lay North America from June 2006 to September 2011. Mr. Carey joined PepsiCo in 1981 after spending seven years with The Procter & Gamble Company. Mr. Carey also serves on the board of directors of The Home Depot, Inc. and the board of trustees at the University of Maryland, and volunteers at the Bridgeport Rescue Mission in Bridgeport, Connecticut.

Mr. Carey brings to the Board more than 40 years of experience with consumer product companies. In addition, having served in a number of senior executive positions at PepsiCo, Mr. Carey brings to the Board valuable leadership and strategic management skills.

Thomas H. Caudle, Jr.

Mr. Caudle has served as President & Chief Operating Officer of UNIFI since August 2017. Previously, he was President of the Company from April 2016 to August 2017, Vice President of Manufacturing of the Company from October 2006 to April 2016, and Vice President of Global Operations of the Company from April 2003 to October 2006. Mr. Caudle joined UNIFI in 1982 and, since that time, has served in a variety of other leadership roles, including Senior Vice President in charge of manufacturing for the Company and Vice President of Manufacturing Services.

Mr. Caudle’s more than 35 years of experience with UNIFI give him a comprehensive knowledge of the Company and the textile industry. He also brings important managerial and operational expertise to the Board.

Archibald Cox, Jr.

Mr. Cox has served as Chairman of Sextant Group, Inc., a financial advisory and private equity firm, since 1993. Mr. Cox is the former Chairman of Barclays Americas, a position he held from May 2008 to June 2011. Mr. Cox was a director of Hutchinson Technology Incorporated from May 1996 to September 2009. He was also Chairman of Magnequench, Inc., a manufacturer of magnetic material, from September 2005 to September 2006 and President and Chief Executive Officer of Magnequench, Inc. from October 1995 to August 2005. Mr. Cox was Chairman of Neo Material Technologies Inc., a manufacturer of rare earth, zirconium, and magnetic materials, from September 2005 to September 2006. Mr. Cox also serves on the boards of several private companies and as Chairman of two of these companies. Since July 2012, Mr. Cox has served on the board of trustees of St. Paul’s School, a secondary educational institution located in Concord, New Hampshire, where he currently serves as board president. Mr. Cox has served as Lead Independent Director of UNIFI since August 2019.

Mr. Cox brings to the Board executive decision-making skills, operating and management experience, expertise in finance, and investment and business development experience. In addition, Mr. Cox brings to the Board considerable experience with financial and strategic planning matters critical to the oversight of the Company’s financial reporting, compensation practices, and business strategy implementation.

Edmund M. Ingle

Mr. Ingle has served as Chief Executive Officer of UNIFI since June 2020. From May 2019 to June 2020, he served as Chief Executive Officer of the Recycling group of Indorama Ventures, a global chemicals company and a global integrated leader in PET and fibers serving major customers in diversified end-use markets. From May 2018 to June 2020, he was Chairperson and Chief Executive Officer of Indorama’s Wellman International division. Prior to that, Mr. Ingle was with UNIFI for approximately 30 years, during which time he held various key leadership positions, including Vice President of Global Corporate Sustainability, Vice President of Supply Chain, General Manager of the Company’s Flake and Chip business, Vice President and General Manager of REPREVE® Polymers, General Manager of the Company’s Nylon business, and Director of Global Procurement.

Mr. Ingle brings to the Board a deep understanding of UNIFI’s operations and the textile industry, gained through his approximately 30 years of experience with the Company. He also brings important executive leadership and strategic management skills to the Board.

James M. Kilts

Mr. Kilts is the founding partner of Centerview Capital, a private equity firm which was founded in 2006. Mr. Kilts served as Chairman and Chief Executive Officer of The Gillette Company from 2001, and as President from 2003, until it merged with The Procter & Gamble Company in 2005, at which time he became Vice Chairman of The Procter & Gamble Company. Prior to Gillette, Mr. Kilts served as President and Chief Executive Officer of Nabisco Group Holdings Corporation from 1998 until its acquisition by the Philip Morris Companies in 2000. Before joining Nabisco, Mr. Kilts was an Executive Vice President of the Philip Morris Companies from 1994 to 1997 and headed the Worldwide Food Group. In that role, Mr. Kilts was responsible for integrating Kraft and General Foods and for shaping the group’s domestic and international strategy. Mr. Kilts has served as a member of the board of directors of Pfizer Inc. since 2007, Chairman of The Simply Good Foods Company (formerly known as Conyers Park Acquisition Corp.) since 2016, and Executive Chairman of Conyers Park II Acquisition Corp. since 2019. Mr. Kilts was also Chairman of Nielsen Holdings N.V. until 2013, Chairman of Nielsen Company B.V. until 2014, Chairman of Big Heart Pet Brands until 2015, a director of MeadWestvaco Corporation until 2014, a director of Nielsen Holdings plc until 2017, and a director of MetLife, Inc. until June 2020.

As Chief Executive Officer of Gillette and Nabisco and as Vice Chairman of Procter & Gamble, Mr. Kilts developed valuable business, leadership, and strategic management skills, including expertise in cost management, value creation, and resource allocation, which he brings to the Board. Mr. Kilts also brings to the Board valuable experience with consumer product companies.

Kenneth G. Langone

Mr. Langone has been President and Chief Executive Officer of Invemed Associates LLC, an investment banking firm, since 1974. From 2011 to 2013, he served as Chief Executive Officer, President, and Chairman of Geeknet, Inc., a retailer of a wide range of products aimed at technology enthusiasts. Mr. Langone was a co-founder, and served as a director from 1978 to 2008, of The Home Depot, Inc. Mr. Langone was a director of ChoicePoint Inc. from 2002 to 2008, Geeknet, Inc. from 2010 to 2015, General Electric Company from 1999 to 2005, and YUM! Brands, Inc. from 1997 to 2012.

Mr. Langone brings to the Board extensive operating and management experience, including as Chief Executive Officer of a financial services business, financial expertise, and public company directorship and committee experience. In addition, Mr. Langone’s extensive service on the Board of Directors provides a valuable historical perspective through which it can contextualize and direct the Company’s performance and strategic planning.

Suzanne M. Present

Ms. Present is a co-founder and has been a principal of Gladwyne Partners, LLC, a private partnership fund manager, since 1998. Ms. Present served as Executive Director, from 2014 to 2020, of Ken’s Krew, Inc., a non-profit organization that provides training and other support services to individuals with intellectual and developmental disabilities to assist with entering the workforce and now serves as Chairman and Treasurer, positions she assumed in 2020. Ms. Present was a director of Anshe Chung Studios, Limited, a privately held Chinese-based developer of content for virtual worlds, until 2019 and Geeknet, Inc. until 2010.

Through her experiences at Gladwyne Partners and service on various boards of directors, Ms. Present developed extensive financial expertise important to the oversight of the Company’s audit functions and analysis of business strategies, which she brings to the Board.

Eva T. Zlotnicka

Ms. Zlotnicka is a co-founder and has been a Managing Partner and a member of the Management Committee of Inclusive Capital Partners, L.P., a San-Francisco-based investment firm, since July 2020. Prior to that, she was Managing Director of the ValueAct Spring Fund and Head of Stewardship at ValueAct Capital, a San-Francisco-based investment firm, from January 2020 to July 2020, and a Vice President of Value Act Capital from February 2018 to December 2019. Prior to joining ValueAct Capital in February 2018, Ms. Zlotnicka was an Environmental, Social and Governance (“ESG”) equity research analyst for nearly seven years. Previously, Ms. Zlotnicka was U.S. lead for the Sustainability Research team at Morgan Stanley, a global financial services firm, from January 2015 to February 2018, and held a similar role at UBS Investment Bank, a division of UBS Group AG, a Swiss multinational investment bank and financial services company, from July 2011 to January 2015. Prior to becoming an ESG equity research analyst, she spent five years at Morgan Stanley primarily focused on fixed income securities and derivatives. Ms. Zlotnicka is a director of Hawaiian Electric Industries, Inc. Ms. Zlotnicka also serves as a member of the Investor Advisory Group for the Sustainability Accounting Standards Board (SASB) and is a member of the Advisory Board of the Institute for Corporate Governance and Finance at the New York University School of Law. Ms. Zlotnicka also co-founded Women Investing for a Sustainable Economy (WISE), a global professional community.

Ms. Zlotnicka brings to the Board valuable expertise in sustainable investing and multinational ESG initiatives. Ms. Zlotnicka also brings to the Board extensive experience in a number of critical areas, including investment management and finance.

Corporate Governance

The Board of Directors

The Company is governed by the Board of Directors and its various committees. The Board and its committees have general oversight responsibility for the affairs of the Company. In exercising its fiduciary duties, the Board represents and acts on behalf of UNIFI’s shareholders. The Board has adopted written corporate governance policies, principles, and guidelines, known as the Corporate Governance Guidelines. The Board also has adopted (i) a Code of Ethics for Senior Financial and Executive Officers (the “Code of Ethics for Senior Financial and Executive Officers”), which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Vice President & Treasurer, Vice President of Finance, and other senior financial and executive officers and employees; (ii) a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to the Company’s directors, officers, and employees; and (iii) an Ethical Business Conduct Policy Statement (the “Ethics Policy Statement”), which applies to the Company’s directors, officers, and employees. The Code of Ethics for Senior Financial and Executive Officers, the Code of Ethics, and the Ethics Policy Statement include guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and other related topics.

Documents Available

All of the Company’s corporate governance materials, including the charters for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, as well as the Corporate Governance Guidelines, the Code of Ethics for Senior Financial and Executive Officers, the Code of Ethics, and the Ethics Policy Statement, are published on the investor relations portion of the Company’s website at www.unifi.com. These materials are also available in print free of charge to any shareholder upon request by contacting the Company in writing at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Investor Relations, or by telephone at (336) 294-4410. Any modifications to these corporate governance materials will be reflected, and the Company intends to post any amendments to, or waivers from, the Code of Ethics for Senior Financial and Executive Officers (to the extent required to be disclosed pursuant to Form 8-K), on the investor relations portion of the Company’s website at www.unifi.com. By referring to the Company’s website, www.unifi.com, or any portion thereof, including the investor relations portion of the Company’s website, the Company does not incorporate its website or its contents into this Proxy Statement.

Director Independence

The Board believes that a majority of its members are independent under the applicable NYSE rules and SEC rules. The NYSE rules provide that a director does not qualify as “independent” unless the board of directors affirmatively determines that the director has no material relationship with the company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company). The NYSE rules recommend that a board of directors consider all of the relevant facts and circumstances in determining the materiality of a director’s relationship with a company. The Board has adopted Director Independence Standards, which incorporate the independence standards of the NYSE rules, to assist the Board in determining whether a director has a material relationship with UNIFI. The Director Independence Standards are available on the investor relations portion of the Company’s website, www.unifi.com, as an appendix to the Corporate Governance Guidelines.

In August 2020, the Board of Directors, with the assistance of the Corporate Governance and Nominating Committee, conducted an evaluation of director independence based on the Director

Independence Standards, the NYSE rules, and the SEC rules. The Board considered all relationships and transactions between each director (and his or her immediate family members and affiliates) and each of UNIFI, its management, and its independent registered public accounting firm, as well as the transactions described below under “—Related Person Transactions.” As a result of this evaluation, the Board determined those relationships that do exist or did exist within the last three fiscal years (except for Messrs. Ingle’s, Caudle’s, and Carey’s relationships as employees of UNIFI) all fall below the thresholds in the Director Independence Standards. Consequently, the Board of Directors determined that each of Messrs. Bishop, Cox, Kilts, Langone, and Mead and Mses. Present and Zlotnicka is an independent director under the Director Independence Standards, the NYSE rules, and the SEC rules. The Board also determined that each member of the Audit, Compensation, and Corporate Governance and Nominating Committees (see membership information below under “—Board Committees”) is independent, including that each member of the Audit Committee is “independent” as that term is defined under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Leadership Structure

The Company’s Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure at a particular time based on what the Board determines to be in the best interests of the Company and its shareholders. The Company’s Corporate Governance Guidelines provide that the Board has no established policy with respect to combining or separating the offices of Chairman of the Board and principal executive officer.

The Company currently has separated the roles of Chairman of the Board and principal executive officer. Albert P. Carey serves as the Executive Chairman of the Board and Edmund M. Ingle, as Chief Executive Officer, serves as the Company’s principal executive officer. The Company previously combined the roles of Chairman of the Board and principal executive officer and, in the future, the Board may determine in certain circumstances that it is in the best interests of the Company and its shareholders for the same person to hold the positions of Chairman of the Board and principal executive officer. The Board, however, believes that the Company’s present leadership structure is appropriate for the Company at the current time, as it allows Mr. Ingle to focus on the day-to-day operation of the business, while allowing Mr. Carey to focus on overall leadership and strategic direction of UNIFI, guidance of the Company’s senior management, and leadership of the Board.

The Company’s Corporate Governance Guidelines further provide that if the Chairman is not determined by the Board as independent, the independent directors may determine that the Board should have a Lead Independent Director. In the event that the independent directors make such a determination, the Lead Independent Director is appointed by a majority of the independent directors. In October 2019, the independent directors reappointed Archibald Cox, Jr. to serve as Lead Independent Director.

The duties of the Lead Independent Director include: (i) providing leadership to the Board; (ii) chairing Board meetings in the absence of the Chairman; (iii) organizing, setting the agenda for, and leading executive sessions of the independent directors without the attendance of management; (iv) serving as a liaison between management and the independent directors; (v) consulting with the Chairman to approve the agenda for each Board meeting and the information that shall be provided to the directors for each scheduled meeting; (vi) approving meeting schedules to assure that there is sufficient time for discussion of all agenda items; (vii) meeting with the Chairman between Board meetings as appropriate in order to facilitate Board meetings and discussions; (viii) advising the Corporate Governance and Nominating Committee on the selection of committee chairpersons; and (ix) having the authority to call meetings of the independent directors.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Committee members and committee chairs are appointed by the Board. The members and chairs of these committees are identified in the following table:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert J. Bishop	Member
Albert P. Carey
Thomas H. Caudle, Jr.
Archibald Cox, Jr.		Chair	Member(1)
Edmund M. Ingle
James M. Kilts		Member
Kenneth G. Langone		Member
James D. Mead			Member
Suzanne M. Present	Chair
Eva T. Zlotnicka	Member		Chair(1)

(1)

Mr. Cox served as Chair of the Corporate Governance and Nominating Committee until the Board of Directors elected Ms. Zlotnicka to serve as Chair of the Corporate Governance and Nominating Committee, effective as of April 28, 2020.

Each committee of the Board of Directors functions pursuant to a written charter adopted by the Board. The following table provides information about the operation and key functions of these committees:

Committee	Key Functions and Additional Information	Number of Meetings in Fiscal 2020
Audit Committee

•  Assists the Board in its oversight of (i) the Company’s accounting and financial reporting processes, (ii) the integrity of the Company’s financial statements, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the qualifications and independence of the Company’s independent registered public accounting firm, and (v) the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm.

•  Appoints, compensates, retains, and oversees the work of the Company’s independent registered public accounting firm.

•  Reviews and discusses with management and the Company’s independent registered public accounting firm the annual and quarterly financial statements.

•  Reviews and discusses with management the quarterly earnings releases.

•  Reviews and pre-approves all audit and non-audit services proposed to be performed by the Company’s independent registered public accounting firm.

•  Reviews and, if appropriate, approves or ratifies related person transactions.

•  Discusses with management, the Company’s independent registered public accounting firm, and Company personnel responsible for the Company’s internal audit function, the quality and adequacy of the Company’s internal controls.

•  Assists the Board in its oversight of enterprise risk management.

8

Committee	Key Functions and Additional Information	Number of Meetings in Fiscal 2020

•  The Board of Directors has determined that each of Mses. Present and Zlotnicka and Mr. Bishop is an “audit committee financial expert” within the meaning of the SEC rules and that each of Mses. Present and Zlotnicka and Mr. Bishop is “financially literate” and has accounting or related financial management expertise, in each case, as determined by the Board in its business judgment.

Compensation Committee

•  Oversees the administration of the Company’s compensation plans.

•  Reviews and approves the compensation of the executive officers and oversees management’s decisions concerning the compensation of the other officers.

•  Reviews and makes recommendations to the independent directors on the Board with respect to any employment agreements, consulting arrangements, severance or retirement arrangements, or change of control agreements and provisions covering any current or former executive officer of the Company.

•  Conducts annual performance evaluation of management.

•  Oversees regulatory compliance regarding compensation matters.

4
Corporate Governance and Nominating Committee

•  Identifies, evaluates, and recommends director candidates to the Board.

•  Determines the criteria for membership on the Board and its committees and recommends such criteria to the Board for approval.

•  Makes recommendations to the Board concerning committee appointments and Board and committee leadership.

•  Makes recommendations to the Board with respect to determinations of director independence.

•  Reviews and recommends to the Board the form and amount of director compensation.

•  Oversees annual performance evaluation of the Board, the committees of the Board, leadership of the Board (including the Chairman of the Board and the Lead Independent Director), and individual directors.

•  Oversees director education and new director onboarding.

•  Considers and recommends to the Board other actions relating to corporate governance.

4

The Board may also establish other committees from time to time as it deems necessary.

Director Meeting Attendance

The Board of Directors held nine meetings during fiscal 2020. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during fiscal 2020. It is the Board’s policy that the directors should attend the Company’s annual meeting of shareholders absent extenuating circumstances. All of the Company’s nine directors in office at the time attended the 2019 Annual Meeting of Shareholders.

Pursuant to the Company’s Corporate Governance Guidelines, the independent directors meet in regularly scheduled executive sessions without management. Archibald Cox, Jr., as the Lead Independent Director, presides over these executive sessions.

Director Nomination Process

The Corporate Governance and Nominating Committee is responsible for identifying and evaluating individuals qualified to become members of the Board and for recommending to the Board the individuals for nomination as members. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Corporate Governance and Nominating Committee considers the following criteria, in addition to other factors it may determine appropriate: (i) the candidate’s roles and contributions valuable to the business community; (ii) the candidate’s diversity, integrity, accountability, informed judgment, financial literacy, passion, creativity, and vision; (iii) the candidate’s knowledge about the Company’s business or industry; (iv) the candidate’s independence; (v) the candidate’s willingness and ability to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees; and (vi) the NYSE rules.

Neither the Corporate Governance and Nominating Committee nor the Board has a specific policy with regard to the consideration of diversity in identifying director nominees. However, the Board believes that men and women of different ages, races, and ethnic and cultural backgrounds can contribute different and useful perspectives, and can work effectively together to further the Company’s objectives, and, as noted above, a candidate’s diversity is one of the criteria that the Corporate Governance and Nominating Committee considers in evaluating potential director nominees.

The Corporate Governance and Nominating Committee may, at its discretion, hire third parties to assist in the identification and evaluation of director nominees.

Shareholder Recommendations of Director Candidates

Recommendations by shareholders for director candidates to be considered for the 2021 Annual Meeting of Shareholders must be in writing and received by the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410 no earlier than July 1, 2021 and no later than July 31, 2021. However, if the date of the 2021 Annual Meeting of Shareholders is more than 30 days before or more than 90 days after October 29, 2021, then the written notice must be received by the Company’s Corporate Secretary no earlier than 120 days prior to the date of the 2021 Annual Meeting of Shareholders and no later than the close of business on the later of (i) 90 days prior to the date of such annual meeting or (ii) 10 days following the day on which the Company first announced publicly (or mailed notice to the shareholders of) the date of such meeting.

The notice must contain certain information about the nominee and the shareholder submitting the nomination as set forth in the Company’s Amended and Restated By-laws. With respect to the nominee, the notice must contain, among other things, (i) the nominee’s name, age, and business and residence addresses; (ii) the nominee’s background and qualification, including, the principal occupation or employment of the nominee; (iii) the class and number of shares or other securities of the Company owned of record or beneficially by the nominee or any Shareholder Associated Person (as defined in the Company’s Amended and Restated By-laws); (iv) any derivative positions held of record or beneficially by the nominee or any Shareholder Associated Person related to, or the value of which is derived in whole or in part from, the value of any class of the Company’s shares or other securities and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, the nominee or any Shareholder Associated Person with respect to the Company’s shares or other securities; (v) a written statement executed by the nominee (A) acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under New York law with respect to the Company and its shareholders; (B) disclosing whether the nominee is a party to an agreement, arrangement, or understanding with, or has given any commitment or assurance to, any person or entity as to how the nominee, if elected as a director of the Company, will act or vote on any issue or question; (C) disclosing whether the nominee is a party to an agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with the nominee’s service or action as a director of the Company; (D) agreeing to update continually the accuracy of the information required by the immediately preceding clauses (B) and (C) for as long as the nominee is a nominee or a director of the Company; and (E) agreeing, if elected as a director of the Company, to comply with all codes of conduct and ethics, corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Company applicable to directors; and (vi) any other information regarding the nominee or any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with a contested solicitation of proxies for the election of directors or that the Company may reasonably require to determine the eligibility of the nominee to serve as a director of the Company. With respect to the shareholder submitting the nomination, the notice must contain: (1) the name and address, as they appear on the Company’s books, of such shareholder and any Shareholder Associated Person; (2) the class and number of shares or other securities of the Company owned of record or beneficially by such shareholder or any Shareholder Associated Person; (3) any derivative positions held of record or beneficially by such shareholder or any Shareholder Associated Person related to, or the value of which is derived in whole or in part from, the value of any class of the Company’s shares or other securities and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to the Company’s shares or other securities; (4) any other information regarding such shareholder or any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with a contested solicitation of proxies for the election of directors; and (5) a representation whether either such shareholder or any Shareholder Associated Person intends to, or is part of a group which intends to, deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or otherwise to solicit proxies from shareholders in support of such nomination.

A shareholder who is interested in recommending a director candidate should request a copy of the Company’s Amended and Restated By-laws by writing to the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410. Recommended candidates will be subject to a background check by a qualified firm of the Company’s choosing. Appropriate submission of a recommendation by a shareholder does not guarantee the selection of the shareholder’s candidate or the inclusion of the candidate in the Company’s proxy materials; however, the Corporate Governance and Nominating Committee will consider any such candidate in accordance with the director nomination process described above.

Annual Evaluation of Directors and Board Committee Members

The Board of Directors evaluates the performance of each director, each committee of the Board, the Chairman, the Lead Independent Director, and the Board of Directors as a whole on an annual basis. In connection with this annual self-evaluation, each director records his or her views on the performance of each director standing for reelection, each committee of the Board, the Chairman, the Lead Independent Director, and the Board of Directors as a whole. The entire Board of Directors reviews the results of these reports and determines what, if any, actions should be taken in the upcoming year to improve its effectiveness and the effectiveness of each director and committee.

Prohibitions Against Hedging, Pledging, or Short Selling

UNIFI maintains policies that apply to all directors, officers, and employees that prohibit hedging or short selling (profiting if the market price decreases) of Company securities. Such policies also prohibit all directors, officers, and employees from pledging any Company securities, purchasing any Company securities on margin, or incurring any indebtedness secured by a margin or similar account in which Company securities are held, without the prior approval of the Audit Committee of the Board.

Policy for Review of Related Person Transactions

Pursuant to the Company’s Related Persons Transactions Policy, which is available on the investor relations portion of the Company’s website at www.unifi.com, the Company reviews relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such related persons have a direct or indirect material interest in the relationships or transactions. The Company’s executive management is primarily responsible for developing and implementing processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in any such transaction. As required under the SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in this Proxy Statement. In addition, the Audit Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed under the SEC rules. As set forth in the Audit Committee’s charter, which is available on the investor relations portion of the Company’s website at www.unifi.com, in the course of its review and, if appropriate, approval or ratification of a disclosable related person transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products, and, if applicable, the impact on a director’s independence.

Related Person Transactions

In fiscal 2020, the Company paid Salem Leasing Corporation, a wholly owned subsidiary of Salem Holding Company, approximately $3.8 million in connection with leases of tractors and trailers and for related transportation services. Kenneth G. Langone, a director of the Company, owns a non-controlling 33% equity interest in, and is a director and the Non-Executive Chairman of, Salem Holding Company. Mr. Langone is not an employee of Salem Holding Company or any of its subsidiaries and is not involved in the day-to-day operations of any such company. The terms of the Company’s leases with Salem Leasing Corporation are, in the Company’s opinion, no less favorable than the terms the Company would have been able to negotiate with an independent third party. The foregoing transaction was approved under UNIFI’s Related Persons Transactions Policy.

The Board’s Role in Risk Oversight

The Board of Directors oversees the Company’s risk profile and management’s processes for assessing and managing risk, both as a whole Board and through its committees. The full Board reviews strategic risks and opportunities facing the Company. Among other areas, the Board is involved in overseeing risks related to the Company’s overall strategy, business results, capital structure, capital allocation and budgeting, and executive officer succession. Certain other important categories of risk are assigned to designated Board committees (which are compromised solely of independent directors) that report back to the full Board. In general, the committees oversee the following risks:

•

Audit Committee oversees risks related to internal financial and accounting controls, legal, regulatory, and compliance risks, work performed by the Company’s independent registered public accounting firm and the Company’s internal audit function, related person transactions, and the overall risk management governance structure and risk management function;

•

Compensation Committee oversees the Company’s compensation programs and practices. For a detailed discussion of the Company’s efforts to manage compensation-related risks, see “Compensation Discussion and Analysis—Risk Analysis of Compensation Programs and Practices” beginning on page 38; and

•	Corporate Governance and Nominating Committee oversees issues that may create governance risks, such as Board composition and structure, director selection, and director succession planning.

The Board believes that its leadership structure supports the Company’s governance approach to risk oversight as both the Executive Chairman and the principal executive officer are involved directly in risk management as members of the Company’s management team, while the committee chairpersons, in their respective areas, maintain oversight roles as independent members of the Board.

Compensation Committee Advisors

The Compensation Committee has sole authority under its charter to retain compensation consultants and other advisors and to approve such consultants’ and advisors’ fees and retention terms. The Compensation Committee has retained Korn Ferry to serve as its independent advisor and to provide it with advice and support on executive compensation issues.

The Compensation Committee has reviewed and confirmed the independence of Korn Ferry as the Compensation Committee’s compensation consultant. Neither Korn Ferry nor any of its affiliates provides any services to UNIFI except for services provided to the Compensation Committee. In addition to Korn Ferry, the Compensation Committee has reviewed the independence of each other outside advisor in advance of receiving advice from such advisor.

Communications with the Board of Directors

Shareholders and other interested parties can communicate directly with any of the Company’s directors, by sending a written communication to a director at Unifi, Inc. c/o Corporate Secretary, 7201 West Friendly Avenue, Greensboro, North Carolina 27410. Shareholders and other interested parties wishing to communicate with Archibald Cox, Jr., as Lead Independent Director, or with the independent directors as a group may do so by sending a written communication to Mr. Cox at the above address. In addition, any party who has concerns about accounting, internal controls, or auditing matters may contact the Audit Committee directly by sending a written communication to the Chair of the Audit Committee at the above address or by calling toll-free 1-800-514-5265. Such communications may be confidential or anonymous. All such communications are promptly reviewed before being forwarded to the addressee. Any concerns relating to accounting, internal controls, auditing matters, or officer conduct are sent immediately to the Chair of the Audit Committee. UNIFI generally will not forward to directors a shareholder communication that it determines to be primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information about the Company.

Director Compensation

Pursuant to the Company’s Director Compensation Policy, each director who is considered “independent” within the meaning of the Director Independence Standards adopted by the Board of Directors, which incorporate the independence standards of the NYSE rules, receives compensation for his or her service on the Board, while each non-independent director receives no compensation for his or her service as a director. In fiscal 2020, the Company’s non-independent directors were Messrs. Ingle, Caudle, and Carey. The following table sets forth the compensation paid to each independent director who served on the Board in fiscal 2020:

2020 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)	Total ($)

Robert J. Bishop	—	100,000		—	100,000

Archibald Cox, Jr.	—	135,000	(2)	—	135,000

James M. Kilts	50,000	50,000		—	100,000

Kenneth G. Langone	—	100,000		—	100,000

James D. Mead	—	100,000		—	100,000

Suzanne M. Present	—	115,000	(3)	—	115,000

Eva T. Zlotnicka	50,000	50,000		—	100,000

(1)

Represents the grant date fair value of either (i) Common Stock, in the case of Mr. Kilts and Ms. Zlotnicka, or (ii) vested share unit awards, in the case of all independent directors other than Mr. Kilts and Ms. Zlotnicka, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Generally, the full grant date fair value is the amount that the Company would expense in the consolidated financial statements over the award’s vesting period. For additional information regarding the assumptions made in calculating these amounts, see Note 17 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2020. These amounts reflect the accounting expense and do not correspond to the actual value that will be recognized by the directors.

(2)

In addition to the annual retainer for his service as an independent director in fiscal 2020, Mr. Cox received (i) a $15,000 annual retainer for his service as Lead Independent Director, (ii) a $10,000 annual retainer for his service as Chair of the Compensation Committee, and (iii) a $10,000 annual retainer for his service as Chair of the Corporate Governance and Nominating Committee.

(3)	In addition to the annual retainer for her service as an independent director in fiscal 2020, Ms. Present received a $15,000 annual retainer for her service as Chair of the Audit Committee.

The Corporate Governance and Nominating Committee reviews the form and amount of director compensation and makes recommendations to the Board of Directors for its consideration and approval. The Board approved the Company’s Director Compensation Policy on October 30, 2019. The compensation for UNIFI’s independent directors is as follows:

•	$100,000 annual retainer, where up to 50% of such amount is payable (at the director’s election) in cash and the remainder of such amount is an equity grant payable in shares of Common Stock;

•	$15,000 annual retainer for the Lead Independent Director, payable (at the director’s election) in cash or shares of Common Stock;

•	$15,000 annual retainer for the Chair of the Audit Committee, payable (at the director’s election) in cash or shares of Common Stock;

•	$10,000 annual retainer for the Chairs of the Compensation Committee and the Corporate Governance and Nominating Committee, payable (at such director’s election) in cash or shares of Common Stock; and

•	reimbursement of reasonable expenses incurred for attending Board and committee meetings.

A director may be issued stock units, in lieu of shares of Common Stock, which would be payable upon the director’s cessation of service as a member of the Board. The number of any shares of Common Stock or stock units granted to a director shall be determined based on the fair market value of the Common Stock on the date of the director’s election to the Board, and the number of shares of Common Stock underlying any stock option granted to a director shall be determined based on the Black-Scholes value of the Common Stock on the option grant date.

Any independent director who is initially appointed or elected to the Board other than at the annual meeting of shareholders will receive his or her annual retainer calculated on a pro rata basis based upon the period between the date of such appointment or election and the anticipated date of the next annual meeting of shareholders.

Information about our Executive Officers

Set forth below are the names, ages, and professional backgrounds of the Company’s executive officers, including all positions and offices with the Company held by each such person and each such person’s principal occupation or employment during at least the past five years. Each executive officer of UNIFI is elected by the Board and holds office from the date of election until thereafter removed by the Board.

Edmund M. Ingle. Mr. Ingle, age 55, has served as Chief Executive Officer of UNIFI and a member of the Board of Directors since June 2020. From May 2019 to June 2020, he served as Chief Executive Officer of the Recycling group of Indorama Ventures, a global chemicals company and a global integrated leader in PET and fibers serving major customers in diversified end-use markets. From May 2018 to June 2020, he was Chairperson and Chief Executive Officer of Indorama’s Wellman International division. Prior to that, Mr. Ingle was with UNIFI for approximately 30 years, during which time he held various key leadership positions, including Vice President of Global Corporate Sustainability, Vice President of Supply Chain, General Manager of the Company’s Flake and Chip business, Vice President and General Manager of REPREVE® Polymers, General Manager of the Company’s Nylon business, and Director of Global Procurement. Additional information about Mr. Ingle can be found under “Proposal 1: Election of Directors—Director Nominees” beginning on page 10 of this Proxy Statement.

Thomas H. Caudle, Jr. Mr. Caudle, age 68, has served as President & Chief Operating Officer of UNIFI since August 2017 and a member of the Board of Directors since 2016. Previously, he was President of the Company from April 2016 to August 2017, Vice President of Manufacturing of the Company from October 2006 to April 2016, and Vice President of Global Operations of the Company from April 2003 to October 2006. Additional information about Mr. Caudle can be found under “Proposal 1: Election of Directors—Director Nominees” beginning on page 10 of this Proxy Statement.

Albert P. Carey. Mr. Carey, age 69, has served as Executive Chairman of the Board of UNIFI since April 2019 and a member of the Board of Directors since 2018. Mr. Carey previously served as Non-Executive Chairman of the Board of the Company from January 2019 to March 2019. In March 2019, Mr. Carey retired from PepsiCo, Inc., a consumer products company, after a 38-year career with the company in which he held a number of senior leadership roles, including Chief Executive Officer of PepsiCo North America from March 2016 to January 2019, Chief Executive Officer of PepsiCo North America Beverages from July 2015 to March 2016, Chief Executive Officer of PepsiCo Americas Beverages from September 2011 to July 2015, and President and Chief Executive Officer of Frito-Lay North America from June 2006 to September 2011. Additional information about Mr. Carey can be found under “Proposal 1: Election of Directors—Director Nominees” beginning on page 10 of this Proxy Statement.

Craig A. Creaturo. Mr. Creaturo, age 50, has served as Executive Vice President & Chief Financial Officer of UNIFI since September 2019. Mr. Creaturo served as Chief Financial Officer & Vice President-Administration of Chromalox, Inc., an advanced thermal technologies manufacturing company, from February 2015 to March 2019. Prior to that, he served as Chief Financial Officer of II-VI Incorporated (“II-VI”), a publicly traded global leader in engineered materials and opto-electronic components, from 2004 to 2014, Treasurer of II-VI from 2000 to 2014, and Corporate Controller of II-VI from 1998 to 2000. From 1992 to 1998, he held a variety of audit roles at Arthur Andersen LLP.

Hongjun Ning. Mr. Ning, age 53, has served as an Executive Vice President of UNIFI since July 2020, President of Unifi Textiles (Suzhou) Co. Ltd. (“UTSC”) (UNIFI’s subsidiary in China) since March 2020, and President of Unifi Asia Pacific (Hong Kong) Company, Limited (“UAP”) (UNIFI’s subsidiary in Hong

Kong) since June 2017. Previously, he served as Vice President of UTSC from September 2013 to June 2017, Director of Sales & Marketing of UTSC from August 2008 to September 2013, and General Manager, Sales & Marketing of a former UNIFI joint venture in China from January 2006 to August 2008.

Lucas de Carvalho Rocha. Mr. Rocha, age 63, has served as an Executive Vice President of UNIFI since July 2020 and Vice President of Unifi Latin America (“ULA”) (UNIFI’s subsidiary in Colombia) and President of Unifi do Brasil, Ltda. (“UdB”) (UNIFI’s subsidiary in Brazil) since January 2018. Previously, he served as Director of Operations of UdB from April 1999 to January 2018. Prior to his career with UNIFI, Mr. Rocha also spent time at the following textile entities in Brazil: Fairway Filamentos SA (Rhodia & Hoechst J.V.), Textuval Indústria Têxtil Ltda., Rhodia SA (Rhone Poulenc Group), and Polyenka SA (ex-AKZOGroup).

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including:

•	the process the Compensation Committee used to determine compensation and benefits for the following named executive officers (“NEOs”) for fiscal 2020:

Edmund M. Ingle	Chief Executive Officer

Thomas H. Caudle, Jr.	President & Chief Operating Officer

Albert P. Carey	Executive Chairman

Craig A. Creaturo	Executive Vice President & Chief Financial Officer(1)

Hongjun Ning	Executive Vice President, President of UTSC, and President of UAP

Lucas de Carvalho Rocha	Executive Vice President, Vice President of ULA, and President of UdB

Christopher A. Smosna	Vice President, Treasurer & Former Interim Chief Financial Officer(1)

Richard E. Gerstein	Former Executive Vice President, REPREVE® Future Strategy & Global Chief Marketing Officer(2)

(1)

Mr. Smosna served as Interim Chief Financial Officer for certain periods in fiscal 2019 and fiscal 2020 until the appointment of Mr. Creaturo as Executive Vice President & Chief Financial Officer, effective September 9, 2019.

(2)

On August 30, 2019, the Company and Mr. Gerstein mutually agreed that Mr. Gerstein would resign, effective as of that date, which agreement constituted a termination of Mr. Gerstein’s employment without cause under his employment agreement with the Company.

•	the material elements of the Company’s executive compensation program; and

•	the key principles and objectives, including the Company’s focus on pay for performance, that guide the Company’s executive compensation program.

Executive Summary

Company Performance Highlights

Prior to the COVID-19 pandemic, the Company’s operations were achieving incremental sales volume growth from both (i) continued demand for sustainable products with the REPREVE® platform and (ii) market share recapture from recent trade initiatives that were finalized in January 2020. Additionally, fiscal 2020 was characterized by (A) a more favorable polyester raw material cost environment and (B) a more favorable underlying effective tax rate compared to recent fiscal years. However, for fiscal 2020, the Company reported a net loss of $57.2 million, or $3.10 per share. These results primarily reflect (1) a $45.2 million impairment charge recorded for the divestiture of the Company’s 34% minority interest in Parkdale America, LLC and (2) the adverse impact of the economic downturn during the fourth quarter of fiscal 2020 caused by the global pandemic.

The Company experienced full year fiscal 2020 sales volume and gross profit pressures due to the global pandemic, but momentum was achieved in certain of the Company’s U.S. and Asian markets.

The Company’s selling, general, and administrative expenses (“SG&A”) for fiscal 2020 were demonstrably lower than in recent prior fiscal years, resulting from actions taken in fiscal 2019.

Leading up to the pandemic, performance metrics improved consistent with expectations during the first nine months of fiscal 2020 and significant operating cash flows were generated. However, the global pandemic adversely impacted the Company’s business beginning in April 2020 and significantly reduced product demand across all business segments during the fourth fiscal quarter. Accordingly, fixed cost absorption and facility utilization were significantly impacted and profitability declined. Despite these significant headwinds, the Company continued to generate positive operating cash flows in the fourth quarter of fiscal 2020 and the full fiscal year 2020, exhibiting substantial year-over-year improvements in operating cash flows compared to the fourth quarter of fiscal 2019 and the full fiscal year 2019, respectively.

Executive Compensation Highlights

As described in greater detail below, the Company believes its executive compensation program should attract top executive talent, follow a pay-for-performance compensation model, and link executive retention to long-term shareholder value. Accordingly, the Company took the following actions during fiscal 2020 with respect to the compensation of its NEOs:

•	based any cash bonus payments to the NEOs on Adjusted EBITDA (as hereinafter defined) targets for fiscal 2020 and made no payouts below applicable Adjusted EBITDA thresholds;

•	entered into an employment agreement with each of Messrs. Ingle and Creaturo, in substantially the same form as the employment agreements between the Company and its other executive officers; and

•	awarded long-term incentives in the form of stock options and restricted stock units consistent with past practice.

Compensation Philosophy, Principles, and Policies

The Company’s executive compensation philosophy is to:

Attract Top Executive Talent	Follow a Pay-for-Performance Compensation Model	Link Executive Retention to Long-Term Shareholder Value
The Company’s executive compensation program should attract high-quality executives who possess the skills and talent necessary to support and achieve the Company’s strategic objectives.	Executives should be rewarded for their achievement of near-term and long-term operating performance goals established by the Board.	The Company seeks to promote its executives’ loyalty and retention by utilizing a stock ownership policy and other arrangements that further link executive compensation to sustained shareholder value and consistent Company performance.

Therefore, the focus of the Company’s executive compensation program and the Compensation Committee is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time enabling the Company to attract, retain, reward, and motivate talented and experienced executives. The Compensation Committee monitors the results of its executive compensation policy to ensure that compensation payable to executive officers creates proper incentives to enhance shareholder value, rewards superior performance, is justified by returns available to shareholders, and discourages employees from taking unnecessary or excessive risks that could ultimately threaten the value of the Company.

In establishing compensation for the NEOs, the following principles and policies guide the Company’s executive compensation decisions:

•	set all components of executive compensation so that the Company can continue to attract, retain, reward, and motivate talented and experienced executives;

•	ensure alignment of executive compensation with the Company’s corporate strategies and business objectives and the long-term interests of shareholders;

•	increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in those areas; and

•

enhance the NEOs’ incentive to increase the Company’s long-term value, as well as promote the retention of key personnel, by providing a portion of total compensation opportunities in the form of direct ownership in the Company through stock ownership.

The Compensation Committee reviews and approves all components of the NEOs’ compensation. The Compensation Committee also monitors the compensation levels in general for all other senior level employees of the Company. In addition, the Compensation Committee has the discretion to hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies.

What the Company Does	What the Company Doesn’t Do

•   The Company’s pay-for-performance philosophy means the majority of executive officer compensation is “at risk” and tied to the creation of shareholder value.

•   The Company’s stock ownership guidelines align the interests of the Company’s executives with those of its shareholders.

•   The Company uses objective financial performance measures in the annual incentive compensation plan closely tied to the Company’s business strategy.

•   The Company has caps on payouts for annual incentive compensation.

•   The Company has a robust clawback policy for annual and long-term incentive awards.

•   The Company has engaged an independent compensation consultant.

•   The Company doesn’t discount, reload, or reprice stock option awards.

•   The Company doesn’t pay gross-ups for golden parachute excise taxes.

•   The Company doesn’t permit hedging or short selling (profiting if the market price decreases) of UNIFI securities.

•   The Company doesn’t design compensation plans that encourage unnecessary or excessive risk.

•   The Company doesn’t provide guaranteed minimum payouts of annual incentive opportunities.

•   The Company doesn’t provide excessive perquisites.

Overview of Compensation Components

The Compensation Committee views executive compensation in four component parts:

A brief description of each of these components is provided below, together with a summary of its objectives:

Compensation Element	Description	Objectives
Base Salary	• Fixed compensation that is reviewed periodically based on performance and changes in job scope and responsibilities.	• Provide a base level of compensation that fairly accounts for the job and scope of the role being performed. • Attract, retain, reward, and motivate talented and experienced executives.
Annual Incentives	• “At-risk” variable compensation earned based on performance measured against pre-established annual goals.	• Provide incentives for achieving annual operating goals that ultimately contribute to long-term value for shareholders.
Long-Term Incentives	• “At-risk” variable compensation in the form of equity awards, the value of which fluctuates according to shareholder value, and that vest based on continued service.	• Align the economic interests of the Company’s executives with its shareholders by rewarding executives for stock price improvement. • Promote retention (through time-based vesting periods).

Compensation Element	Description	Objectives
• Supplemental retirement contributions based on executives’ respective base salaries earned over time, subject to continued service.
Other Personal Benefits	• Broad-based benefits provided to all of the Company’s employees (e.g., health and group term life insurance), a retirement savings plan, and certain perquisites.	• Provide a competitive total compensation package to attract and retain key executives.

Compensation Mix

Consistent with the philosophy, principles, and policies of the Company’s executive compensation program, the program places approximately 60% of total executive compensation “at risk” based on the performance of the Company and the executive through an annual cash bonus incentive program and equity-based long-term incentive awards. The Company currently uses the Unifi, Inc. Amended and Restated 2013 Incentive Compensation Plan (the “Amended 2013 Plan”) to provide those equity-based awards. The Company believes the substantial weighting of performance-based compensation encourages its executives to achieve near-term and long-term operating performance goals designed to create or enhance shareholder value.

Control by the Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of each NEO, evaluates each NEO’s performance in light of these goals and objectives (with input from the principal executive officer for NEOs other than the principal executive officer), and sets each NEO’s compensation level based on this evaluation and consultation. The Compensation Committee also advises senior management with respect to the range of compensation to be paid to other employees of the Company, administers and makes recommendations to the Board concerning benefit plans for the Company’s directors, officers, and employees, and recommends benefit programs and future goals and objectives for the Company.

As in the past, the Compensation Committee continued to consider a wide range of factors in making its fiscal 2020 compensation decisions for the Company’s NEOs, including the historical practices of the Company; the individual NEO’s leadership and role in advancement of the Company’s long-term strategy, plans, and objectives; the individual NEO’s performance and contribution to the Company’s success; budget guidelines established by the Board; and an assessment of the Company’s financial condition. Additionally, the Compensation Committee considered the Company’s fiscal 2019 operating and Adjusted EBITDA results, along with the current economic climate. Based on this information and these factors, the Compensation Committee set executive compensation for fiscal 2020.

During fiscal 2020, the Compensation Committee engaged Korn Ferry as an independent advisor to assist the Compensation Committee with the administration of the Company’s executive compensation program. The Compensation Committee does not believe it is appropriate to tie executive compensation directly to the compensation awarded by other companies or to a particular survey or group of surveys. Instead, the Compensation Committee consults with Korn Ferry to gain a general understanding of compensation practices and trends of similarly situated companies. The Compensation Committee members use that knowledge as a tool in considering the overall compensation of the Company’s executives. No specific compensation decision for any individual was based on or justified by any market comparison reports or information.

Establishment of a Peer Group

The Compensation Committee periodically compares the Company’s compensation practices to those of other companies within its U.S. geographical footprint and industry (or related industries from which UNIFI might seek, or to which UNIFI possibly could lose, management talent). Such comparisons have been done with the assistance of Korn Ferry. The Compensation Committee believes the comparison data provides useful information for the administration of the Company’s executive compensation program.

In fiscal 2020, the Compensation Committee sought to supplement the comparison of the Company’s compensation practices with the establishment of a peer group that shares similarities to the unique nature of the Company’s business model. The Compensation Committee aims to use comparison data, Company performance, and peer group data to direct and inform the Company’s executive compensation program in the future.

In developing the peer group, the Compensation Committee considered the population of U.S.-based, publicly traded companies that are:

•	textile-based consumer goods manufacturers, retailers, and/or distributors;

•	apparel manufacturers, retailers, and/or distributors;

•	home furnishings manufacturers, retailers, and/or distributors; and

•	companies that may be considered competitors for Company executives and equivalent talent.

In addition to industry and competitive considerations, the Compensation Committee filtered companies by revenues and market capitalization, generally focusing on companies with revenues between approximately one half (50%) and twice (200%) the Company’s fiscal 2020 revenues. Companies with higher revenues are included in the peer group since the Company competes with such other companies for executive talent. Companies with a higher market capitalization are included in the peer group since the Company’s market capitalization has recently declined. Companies that included the Company in the construction of their own peer group were also considered as potential peers.

The Compensation Committee established a peer group that includes the following 10 companies:

•	Culp, Inc.

•	Delta Apparel, Inc.

•	Ethan Allen Interiors Inc.

•	Flexsteel Industries, Inc.

•	Hooker Furniture Corporation
•	Interface, Inc.

•	Lifetime Brands, Inc.

•	Oxford Industries, Inc.

•	Superior Group of Companies, Inc.

•	Vera Bradley, Inc.

While the Compensation Committee believes the peer group data will be helpful in monitoring and benchmarking the Company’s compensation practices, the peer group was not established until after fiscal 2020 executive compensation programs were established. The peer group will allow the Compensation Committee to monitor the compensation practices of the Company’s primary competitors for executive talent. However, the Compensation Committee will not target any specific pay percentile of the peer group for the Company’s executive officers. Instead, this information will be used to provide a general overview of market practices and to ensure the Compensation Committee makes informed decisions regarding the Company’s executive compensation programs.

Detailed Review of Compensation Components

Base Salary

The Compensation Committee believes in maintaining a close relationship between the Company’s performance and the base salary component of the compensation for each NEO. The factors considered by the Compensation Committee in setting the NEOs’ base salaries include:

•	the executive’s leadership and role in advancement of the Company’s long-term strategy, plans, and objectives;

•	the executive’s performance and contribution to the Company’s success;

•	budget guidelines established by the Board; and

•	an assessment of the Company’s financial condition.

In addition to reviewing the above factors, the Compensation Committee also believes that strong and effective communication with management helps the Company adhere to its compensation philosophy, principles, and policies. Therefore, the Compensation Committee consults with the principal executive officer and reviews his recommendations regarding the compensation of all NEOs (other than the principal executive officer) before making its final compensation decisions. Periodically, the principal executive officer meets with the other NEOs regarding their performance.

The Compensation Committee made no adjustments to the base salaries of the NEOs during fiscal 2020, because their base salaries were either (i) evaluated during the hiring process (for new executives) or (ii) appropriate based on the executive’s role during fiscal 2020.

Annual Incentive Compensation

To encourage executives to achieve near-term operating performance goals, the Company has established an annual incentive compensation plan in the form of a cash bonus. All NEOs employed during the fiscal year are eligible to earn annual bonuses based on the Company’s fiscal year performance provided they remain employed through the last day of the fiscal year. Any bonus payouts for NEOs employed after the beginning of a fiscal year are prorated.

The Compensation Committee uses EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization), adjusted to exclude certain items, such as equity in loss (earnings) of Parkdale America, LLC (prior to the Company’s disposition of its interest therein), and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company (“Adjusted EBITDA”), as a performance measure for the annual incentive compensation plan because the Compensation Committee believes Adjusted EBITDA serves as a high-level proxy for cash generated from operations, which is a key performance indicator of the Company’s operating results generally. Accordingly, the Compensation Committee elected to use Adjusted EBITDA as the sole metric by which annual incentive compensation was calculated for fiscal 2020, which was a change from the fiscal 2019 plan that included Global Sales and Global Premium Value-Added Sales as metrics for certain NEOs.

The Compensation Committee believes that the single performance measure of Adjusted EBITDA is appropriate for each NEO because each NEO plays a vital role in the overall success of the Company. Therefore, the Compensation Committee believes that the annual variable compensation received by the NEOs should reflect the Company’s near-term operating performance. In accordance with this belief, the annual incentive compensation for the U.S.-based NEOs was based on Global Adjusted EBITDA for the Company and the annual incentive compensation for Messrs. Ning and Rocha was based on Adjusted EBITDA for the subsidiaries over which each serves as president, as described below.

For fiscal 2020, the Compensation Committee set the Global Adjusted EBITDA target for the Company at $50.0 million. The target Global Adjusted EBITDA level for the Company was based on the Board-approved business plan for fiscal 2020 and represented an increase from the Company’s actual fiscal 2019 Global Adjusted EBITDA of $36.3 million. Mr. Ning’s annual incentive compensation was based on an Adjusted EBITDA level of 70.6 million Chinese Renminbi (“RMB”) for UAP and Mr. Rocha’s annual incentive compensation was based on an Adjusted EBITDA level of 62.5 million Brazilian Real (“BRL”) for UdB.

The annual incentive bonus awarded to NEOs may be decreased by the Compensation Committee as a result of the individual’s performance and/or contribution to the Company’s achievement of its financial objectives. Each NEO’s performance, including the principal executive officer’s, is evaluated against specific financial goals prior to payment of bonuses, and the final bonus payment may be adjusted relative to the achievement of those goals. The performance criteria in the annual incentive compensation plan may be adjusted by either the Compensation Committee or the Board to account for unusual events, such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions, if, and to the extent, either the Compensation Committee or the Board considers the effect of such events indicative of the Company’s performance. Additionally, either the Compensation Committee or the Board has the discretion to award additional bonus compensation even if a NEO would not be entitled to any bonus based on the targets previously determined.

For fiscal 2020, the Compensation Committee set annual incentive opportunities, threshold, target, and maximum performance levels, and corresponding potential annual incentive payments to the eligible NEOs (based on percentages of base salary) as set forth in the tables below. Mr. Gerstein was not eligible for annual or long-term incentive compensation for fiscal 2020 because his service as an executive officer ended prior to the end of the fiscal year.

Name(1)	Annual Incentive Opportunity (as a % of Base Salary)
	Threshold	Target	Maximum
Edmund M. Ingle(2)	50.0%	100.0%	150.0%
Thomas H. Caudle, Jr.	42.5%	85.0%	170.0%
Craig A. Creaturo(2)	37.5%	75.0%	120.0%
Hongjun Ning	20.0%	40.0%	80.0%
Lucas de Carvalho Rocha	20.0%	40.0%	80.0%
Christopher A. Smosna	17.5%	35.0%	70.0%
Richard E. Gerstein(3)	30.0%	50.0%	100.0%

Name(1)	Performance Measure	Weight	Target Performance
Edmund M. Ingle(2)	Global Adjusted EBITDA	100.0%	$50.0M
Thomas H. Caudle, Jr.	Global Adjusted EBITDA	100.0%	$50.0M
Craig A. Creaturo(2)	Global Adjusted EBITDA	100.0%	$50.0M
Hongjun Ning	UAP Adjusted EBITDA	100.0%	70.6M RMB
Lucas de Carvalho Rocha	UdB Adjusted EBITDA	100.0%	62.5M BRL
Christopher A. Smosna	Global Adjusted EBITDA	100.0%	$50.0M
Richard E. Gerstein	Global Adjusted EBITDA	100.0%	$50.0M

(1)	Mr. Carey does not participate in the Company’s annual incentive compensation plan.

(2)	The annual incentive compensation payouts for Messrs. Ingle and Creaturo would be prorated, since they were employed after the beginning of fiscal 2020.

The following table shows the threshold, target, and maximum performance levels established by the Compensation Committee for fiscal 2020 as well as the Company’s actual performance in fiscal 2020.

Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Actual Fiscal 2020 Performance
Global Adjusted EBITDA	$40.0M	$50.0M	$60.0M	$16.6M
UAP Adjusted EBITDA	56.5M RMB	70.6M RMB	84.7M RMB	75.6M RMB
UdB Adjusted EBITDA	50.0M BRL	62.5M BRL	75.0M BRL	34.1M BRL

The fiscal 2020 Global Adjusted EBITDA performance shown above reflects the Company’s publicly reported results. The Company’s Global Adjusted EBITDA and UdB Adjusted EBITDA for fiscal 2020 of $16.6 million and 34.1 million BRL, respectively, were each below the threshold performance level resulting in no payout for that performance measure. Adjusted EBITDA is a non-GAAP financial performance measure. A reconciliation of Net loss, which is the most directly comparable GAAP financial measure, to Adjusted EBITDA is presented in Appendix A to this Proxy Statement.

Based on the performance measure established by the Compensation Committee for fiscal 2020 and the Company’s actual performance (adjusted as described above), the only annual incentive compensation award earned by the NEOs for fiscal 2020 is shown in the table below.

	Fiscal 2020 Annual Incentive Compensation Payout
Name	% of Base Salary	Amount
Hongjun Ning	54.3%	1,193,177 RMB

Long-Term Incentive Compensation

The Compensation Committee believes that stock-based compensation is essential to align the interests of the Company’s management and its shareholders in enhancing the long-term value of the Company’s equity and to encourage executives to retain their employment with the Company. Among the varied types of equity awards the Compensation Committee is authorized to use under the Amended 2013 Plan, the Compensation Committee has determined that an equal blend of incentive stock options and restricted stock units is appropriate for covered officers (as defined below under “—Officers Stock Ownership Policy”) to provide a mix composed of awards whose value depends upon a future increase in the value of the Common Stock (incentive stock options) and awards that serve primarily as a retention or recruitment tool (restricted stock units). For other key employees, the Compensation Committee has determined that restricted stock units are preferable, because they serve as important retention or recruiting tools.

Consistent with those determinations, in fiscal 2020, the Compensation Committee awarded stock options and restricted stock units to the NEOs on October 29, 2019 (except as otherwise noted) as shown in the Grants of Plan-Based Awards table beginning on page 42.

The stock option awards vest and become exercisable 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date. As “incentive stock options” (to the applicable maximum permitted under the Amended 2013 Plan), these stock options offer the NEO the opportunity to receive favorable tax treatment if he retains the shares acquired upon exercise for at least one year. The restricted stock units vest 25% 30 days after the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date.

Perquisites and Other Benefits

Perquisites.    The Compensation Committee’s general philosophy is to provide executives, including the NEOs, with only limited perquisites. Therefore, the Company does not provide its NEOs (other than Mr. Ning) with perquisites, such as car allowances, reimbursements for car expenses, or payment of country club dues. In fiscal 2020, Mr. Ning (i) was reimbursed for the cost of one personal trip to the United States, (ii) was reimbursed for the cost of rental housing in China, and (iii) received a tax equalization payment, all in accordance with the duties he performs on behalf of the Company as an expatriate.

Retirement Benefits.    In order to provide employees at all levels with greater incentives, the Company makes available to all U.S.-based employees, including the NEOs (except for Mr. Rocha due to his citizenship outside of the United States), the opportunity to make contributions to the Unifi, Inc. Retirement Savings Plan (the “401(k) Plan”), under which employees may elect to defer up to 75% of their total compensation, not to exceed the amount allowed by applicable Internal Revenue Service regulations. Pursuant to the 401(k) Plan, in fiscal 2020, the Company matched contributions equal to 100% of the employee’s first 3% of compensation contributed to the 401(k) Plan and 50% of the next 2% of compensation contributed to the 401(k) Plan. Due to his citizenship, Mr. Rocha receives similar retirement plan matching contributions in his local jurisdiction based on the applicable laws and regulations therein.

Health Plan, Life Insurance, and Other Benefits.    The Company makes available health and insurance benefits to all employees (subject to standard eligibility waiting periods), including the NEOs. The cost of the health plans is covered partially through employee payroll deductions, with the remainder covered by the Company. Disability and life insurance benefits are paid by the Company for all salaried employees; however, the currently employed NEOs, with the exception of Messrs. Carey and Smosna, currently receive or will receive additional life insurance coverage provided by the Company.

Supplemental Key Employee Retirement Plan.    As an additional means of attracting top executive talent and encouraging executives to remain employed with the Company, the Company maintains the Unifi, Inc. Supplemental Key Employee Retirement Plan (the “SERP”). Participation in the SERP is limited to a select group of management employees who are selected by the Compensation Committee. As described in greater detail preceding the Nonqualified Deferred Compensation table on page 46, the SERP provides additional retirement benefits payable to the Company’s NEOs following their termination of employment.

Employment Agreements.    The Company is party to employment agreements with each of Messrs. Ingle, Caudle, Carey, Creaturo, Ning, and Rocha.    With the exception of Mr. Carey, each employment agreement provides that each executive will (i) receive an annual base salary at the annual rate set forth in the agreement, (ii) be eligible to receive bonuses and to participate in compensation plans of the Company in accordance with any plan or decision that the Board may determine from time to time, (iii) be paid or reimbursed for business expenses, and (iv) be entitled to participate in other employment benefits generally available to other executives of the Company. Each employment agreement (with the exception of Mr. Carey’s agreement) also contains provisions regarding the termination of the executive’s employment and related severance obligations. Mr. Carey’s employment agreement provides that he will (A) receive an annual base salary at the annual rate set forth in the agreement and (B) be paid or reimbursed for business expenses. Mr. Carey’s employment agreement does not provide eligibility for bonus plan or other employment benefits generally available to other executives of the Company. The executives agreed in their employment agreements to neither compete with the Company or its affiliated entities nor solicit their respective customers, suppliers, or employees for the 12 months immediately following termination of employment.

Calculations of the estimated severance payments and benefits payable under the employment agreements are set forth under “Executive Compensation Tables—Potential Payments Upon Termination of Employment or Change in Control” beginning on page 47. In connection with his separation effective August 30, 2019, Mr. Gerstein was entitled to and received severance payments and health and welfare benefits consistent with the terms of his employment agreement.

Policy on Executive Officer and Employee Incentive Compensation Recoupment

The Company has a written policy to address the recoupment of performance-based compensation awarded to or earned by an executive officer if there is a restatement of the Company’s financial results due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws. In the event of a restatement, the Board shall review the performance-based compensation awarded to or earned by the executive officers for the three-year period prior to the restatement event and, if the Board determines in its reasonable discretion that any such performance-based compensation would not have been awarded to or earned by an executive officer based on the restated financial results, the Board shall seek to recover from such executive officer any portion of the performance-based compensation that is greater than that which would have been awarded or earned had it been calculated on the basis of the restated financial results.

The Company’s recoupment policy also addresses the recoupment of performance-based compensation awarded to or earned by any current or former employee if such employee engaged in certain misconduct (e.g., embezzlement, fraud, or theft or unethical behavior that harms the Company’s business, reputation, or other employees). In such event, the Board may require reimbursement of compensation granted, earned, or paid under any Company annual incentive or long-term incentive cash plans to such employee and cancellation of outstanding equity awards and reimbursement of any gains realized on the exercise, settlement, or sale of equity awards held by such employee at any time during the three-year period ending on the date on which such misconduct is discovered.

Officers Stock Ownership Policy

The Company has adopted an Officers Stock Ownership Policy to enhance the Company’s ongoing objective to align the compensation paid to its officers with the long-term interests of shareholders. The policy applies to any NEO and any person who holds the position of Vice President or higher with the Company, its primary operating subsidiary, and possible other significant operating subsidiaries (“VP-Level Personnel”) (for purposes of the policy, collectively, “covered officers”). The policy provides for a ramp-up period for complying with the expected stock ownership levels, both upon the initial implementation of the policy and thereafter upon each person first becoming a NEO or other covered officer. If a covered officer fails to comply with the stock ownership expectation, the Compensation Committee considers that fact in setting future salary, bonus, or other compensation for the covered officer. The Company tests for compliance with the stock ownership expectation at the end of the fiscal year.

The stock ownership expectation, the calculation of shares of Common Stock counted towards the ownership expectation, and the valuation of shares of Common Stock for purposes of the policy are as set forth below. All covered officers were in compliance with their respective stock ownership expectations under the terms of the policy at the end of fiscal 2020.

Stock Ownership Expectation	Shares of Common Stock Counted Towards Ownership Expectation	Valuation of Shares of Common Stock
• CEO: At least three times annual base salary. • Other Executive Officers: At least two times annual base salary. • VP-Level Personnel: At least one times annual base salary.

•   Shares of common stock owned directly by the officer and shares of common stock held indirectly (e.g., by his or her spouse or a trust for the exclusive benefit of one or more such persons).

•   The in-the-money value of vested, but unexercised, stock options.

•   Restricted stock units that have vested or are no longer subject to forfeiture.

• The average of the daily closing market prices during the fiscal year.

If an officer falls below the applicable minimum ownership guideline due solely to a decline in the value of the Common Stock, the officer will not be required to acquire additional shares to meet the guideline; however, the officer will be required to retain all shares then held (except for shares withheld to pay withholding taxes or the exercise price of options) until such time that the officer again satisfies the policy’s minimum ownership requirements.

Tax Impact on Compensation

The Compensation Committee considers the tax and accounting effects of compensation elements when designing the Company’s incentive and equity compensation plans. However, the Compensation Committee has not adopted a policy that all compensation must be deductible for federal income tax purposes.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as amended by the Tax Cuts and Jobs Act in December 2017, the Company may not deduct compensation in excess of $1 million paid to “covered individuals” (as defined in Section 162(m)). Therefore, compensation in excess of $1 million paid to the covered NEOs is not deductible by the Company for federal income tax purposes unless it qualifies for a transition relief provision included in the Tax Cuts and Jobs Act for certain arrangements in place as of November 2, 2017.

Risk Analysis of Compensation Programs and Practices

While the Company’s compensation programs and practices are designed to motivate its employees and encourage performance that improves the Company’s financial and other operating results, the Company and the Compensation Committee also seek to design and implement compensation programs and practices that discourage employees from taking unnecessary or excessive risks that could ultimately threaten the value of the Company or otherwise have a material adverse effect on the Company. Management and the Compensation Committee periodically review and assess potential risks associated with the Company’s compensation programs and practices. Management and the Compensation Committee believe that the Company’s incentive compensation programs and practices are appropriately balanced between value created indirectly by the performance of the Common Stock and payments resulting from the achievement of specific financial performance objectives, so as to minimize the likelihood of unnecessary or excessive risk-taking by Company employees. Management and the Compensation Committee have concluded that any risks from such programs and practices are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee reached its conclusion after considering a number of features of the Company’s compensation structure that are designed to mitigate risk, such as:

•	The Company uses a balance of fixed and variable compensation in the form of cash and equity, which is designed to provide both near-term and long-term focus.

•

The overall compensation of the Company’s NEOs is not overly weighted towards the achievement of performance criteria in a particular fiscal year, and an appropriate portion of compensation is awarded in the form of equity awards that vest over a multi-year period, subject to continued service by the recipient. This further aligns the interests of the NEOs to long-term shareholder value and helps retain management.

•

Payouts under the Company’s annual incentive compensation and other long-term incentive plans are based on performance criteria that the Compensation Committee believes to be challenging, yet reasonable and attainable without excessive risk-taking.

•	The Company caps payouts from its annual incentive compensation plan.

•

The Company has a compensation recoupment policy that allows the Company to recover certain compensation from an executive officer in the event of a restatement of its financial results due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws or in the event of certain fraud or other misconduct by an employee.

•

The Company has a stock ownership policy under which its NEOs and other key personnel are expected to own a significant amount of Common Stock, further aligning their interests with those of the Company’s other shareholders.

•

The Compensation Committee maintains an open dialogue with management regarding executive compensation programs and practices and the appropriate incentives to use in achieving near-term and long-term operating performance goals.

Shareholder Say-on-Pay Vote

At the 2019 Annual Meeting of Shareholders, the Company’s shareholders had the opportunity to vote, on an advisory basis, on a proposal to approve the compensation of the NEOs for fiscal 2019. This is referred to as a “say-on-pay” proposal. Approximately 82% of the votes cast at the 2019 Annual Meeting of Shareholders on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this vote result reflects the general concurrence by the Company’s shareholders with the Company’s philosophy and approach to executive compensation. Therefore, the Company has continued its philosophy and approach to executive compensation as discussed above. The Company acknowledges that shareholder say-on-pay support declined from fiscal 2018 to fiscal 2019. In response, management had discussions with approximately 100 current or potential shareholders, including attendance at eight conferences or organized events, in order to facilitate feedback from the investment community. The Company received no negative feedback on its named executive officer compensation practices during this shareholder engagement initiative, but management will continue to have open, transparent communications with the investment community throughout fiscal 2021. At the Annual Meeting, shareholders will have the opportunity to indicate their views on the Company’s NEO compensation for fiscal 2020. For additional information, see “Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation.” The Compensation Committee will continue to consider the vote results for say-on-pay proposals in future years when making compensation decisions for the Company’s NEOs.

Executive Compensation Tables

The following tables, narratives, and footnotes describe the total compensation and benefits for the NEOs for fiscal 2020, as well as the total compensation and benefits for the NEOs for the two preceding fiscal years.

Summary Compensation Table

Name	Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Edmund M. Ingle(4)	Chief Executive Officer	2020	25,961	—	670,000	330,000	—	—	1,025,961
Thomas H. Caudle, Jr.	President & Chief Operating Officer	2020 2019 2018	770,000 770,000 770,000	— — —	192,488 270,864 —	192,501 404,479 —	— — 327,250	156,846 163,729 164,000	1,311,835 1,609,072 1,261,250
Albert P. Carey	Executive Chairman	2020	700,000	—	699,981	1,779,434	—	—	3,179,415
Craig A. Creaturo	Executive Vice President & Chief Financial Officer	2020	387,692	—	411,000	105,904	—	117,049	1,021,645
Hongjun Ning	Executive Vice President, President of UTSC, and President of UAP	2020	307,193	—	80,000	—	171,282	240,834	799,309
Lucas de Carvalho Rocha(5)	Executive Vice President, Vice President of ULA, and President of UdB	2020	233,522	11,201	80,000	—	—	21,227	345,950
Christopher A. Smosna	Vice President, Treasurer & Former Interim Chief Financial Officer	2020 2019 2018	240,000 233,558 223,807	— 50,000 10,000	158,255 16,941 19,300	22,500 16,853 19,323	— 19,985 45,423	22,680 26,129 23,584	443,435 363,466 341,437
Richard E. Gerstein	Former Executive Vice President, REPREVE® Future Strategy & Global Chief Marketing Officer	2020 2019 2018	96,133 400,000 350,062	— — —	— 81,259 619,100	— 121,344 154,107	— 59,400 137,556	437,292 50,267 49,442	533,425 712,270 1,310,267

(1)

Amounts reflect the grant date fair value computed in accordance with FASB ASC Topic 718, related to stock and option awards granted in the fiscal year noted. See Note 17 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2020 for more information about the determination of the grant date fair value of equity awards.

(2)

Amounts are attributable to cash payments earned under the annual incentive compensation plan for the applicable fiscal year, as described above under “Compensation Discussion and Analysis” with respect to the fiscal years noted. Only Mr. Ning received a fiscal 2020 annual incentive compensation payment due to his associated performance metric exceeding the threshold performance metric.

(3)	All Other Compensation for each of the NEOs for fiscal 2020 consists of the following:

	Thomas H. Caudle, Jr.	Craig A. Creaturo	Hongjun Ning	Lucas de Carvalho Rocha	Christopher A. Smosna	Richard E. Gerstein
Life Insurance ($)	80,071	3,159	86	225	337	—
Matching 401(k) Plan Contribution ($)	11,325	8,123	1,723	—	9,246	3,315
Contributions to SERP ($)(a)	65,450	11,769	90,000	11,410	13,097	—
Other Retirement Plan Contribution ($)(b)	—	—	20,231	9,592	—	—
Relocation Assistance Benefits ($)	—	60,774	—	—	—	—
Tax Gross-Up on Relocation Assistance Benefits ($)	—	32,724	—	—	—	—
Severance ($)	—	—	—	—	—	400,000
Accrued Vacation Payout ($)	—	—	—	—	—	12,115
COBRA Reimbursement ($)	—	—	—	—	—	21,862
Company Paid Travel ($)(c)	—	—	10,211	—	—	—
Company Paid Housing ($)(c)	—	—	36,175	—	—	—
Tax Equalization ($)(c)	—	—	82,408	—	—	—
Health Savings Account Contribution ($)	—	500	—	—	—	—

Total ($)	156,846	117,049	240,834	21,227	22,680	437,292

(a)	Mr. Ning’s SERP contribution reflects an initial contribution to recognize his efforts in the sales growth of the Asia Segment and his promotion to Executive Vice President.

(b)

Messrs. Ning and Rocha received compensation in fiscal 2020 outside of the United States and therefore were not eligible for 401(k) Plan matching contributions for the majority of fiscal 2020. Accordingly, the Company provided to each of Messrs. Ning and Rocha additional compensation in lieu of a 401(k) Plan matching contribution.

(c)

In connection with performing various duties outside of the United States, Mr. Ning (i) was reimbursed for the cost of one personal trip to the United States, (ii) was reimbursed for the cost of rental housing in China, and (iii) received a tax equalization payment.

(4)	Mr. Ingle commenced employment as Chief Executive Officer of the Company on June 15, 2020 and the base salary reported here reflects two weeks of Mr. Ingle’s $675,000 annual base salary.

(5)

The fiscal 2020 bonus for Mr. Rocha reflects fiscal 2020 achievement of a bonus plan target established with the textile industry union under Brazilian law (the “SG&A Bonus”). In fiscal 2020, UdB achieved an SG&A target for the SG&A Bonus established at the beginning of fiscal 2020. Accordingly, Mr. Rocha was awarded an SG&A Bonus of 65% of his most recent monthly base salary.

Grants of Plan-Based Awards

					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($ / Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Type	Grant Date	Approval
			Date		Threshold	Target	Maximum
Edmund M. Ingle	Annual Cash Incentive				$12,981	$25,961	$38,942
	Stock Options	6/15/2020	4/15/2020	(5)					60,000	13.23	330,000
	Restricted Stock Units	6/15/2020	4/15/2020	(5)				50,662			670,000
Thomas H. Caudle, Jr.	Annual Cash Incentive				$327,250	$654,500	$1,309,000
	Stock Options	10/29/2019	—						21,389	25.72	192,501
	Restricted Stock Units	10/29/2019	—					7,484			192,488
Albert P. Carey	Annual Cash Incentive				—	—	—
	Stock Options	5/1/2020	4/28/2020	(6)					533,000	11.74	1,779,434
	Restricted Stock Units	10/30/2019	—					25,782			699,981
Craig A. Creaturo	Annual Cash Incentive				$145,385	$290,769	$465,230
	Stock Options	9/9/2019	8/28/2019	(7)					15,000	20.55	105,904
	Restricted Stock Units	9/9/2019	8/28/2019	(7)				20,000			411,000
Hongjun Ning	Annual Cash Incentive				439,476 RMB	878,952 RMB	1,757,904 RMB
	Restricted Stock Units(8)	10/29/2019	—					3,110			80,000
Lucas de Carvalho Rocha	Annual Cash Incentive				185,493 BRL	370,985 BRL	741,970 BRL
	Restricted Stock Units(8)	10/29/2019	—					3,110			80,000
Christopher A. Smosna	Annual Cash Incentive				$42,000	$84,000	$168,000
	Stock Options	10/29/2019	—						2,500	25.72	22,500
	Restricted Stock Units	8/5/2019	—					7,500			135,750
		10/29/2019	—					875			22,505
Richard E. Gerstein(9)	Annual Cash Incentive	—	—		—	—	—	—	—	—	—

(1)

Represents the threshold, target, and maximum payments the NEOs were eligible to earn pursuant to the fiscal 2020 annual incentive compensation plan. Payment amounts for the NEOs who served less than the full fiscal year have been prorated in accordance with each such NEO’s employment during the fiscal year. The fiscal 2020 annual incentive compensation plan, including the threshold, target, and maximum payout amounts for each of the NEOs, the performance metrics, weightings, and target performance levels, and the Company’s performance for fiscal 2020 are described under “Compensation Discussion and Analysis—Detailed Review of Compensation Components—Annual Incentive Compensation” beginning on page 32. The annual incentive compensation awards earned by the NEOs for fiscal 2020 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)

Represents restricted stock units granted to the NEOs pursuant to the Amended 2013 Plan during fiscal 2020. The restricted stock units become vested 25% 30 days after the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date, except as otherwise described herein.

(3)

Represents stock options granted to the NEOs pursuant to the Amended 2013 Plan during fiscal 2020. The stock options become vested 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date, with the exception of the grants to Messrs. Carey and Creaturo. Mr. Creaturo’s grant becomes vested in substantially equal installments on each of the first, second, and third anniversaries of the grant date. The stock options granted to Mr. Carey become vested as follows:

(i)	100,000 became vested on the grant date;

(ii)	100,000 become vested on the third anniversary of the grant date;

(iii)

100,000 become vested, if at all, on the fourth anniversary of the grant date, if the closing market price of the Common Stock is $40 or more per share for any 10 consecutive trading days during the period beginning as of the grant date and ending on the fourth anniversary of the grant date, or, if such target price requirement is not satisfied by the fourth anniversary of the grant date, then on the date the closing market price of the Common Stock is $50 or more per share for any 10 consecutive trading days during the period beginning as of the fourth anniversary of the grant date and ending on the fifth anniversary of the grant date, provided, in each case, Mr. Carey’s service continues through the vesting date; and

(iv)

233,000 become vested, if at all, on the fifth anniversary of the grant date, if the closing market price of the Common Stock is $50 or more per share for any 10 consecutive trading days during the period beginning as of the grant date and ending on the fifth anniversary of the grant date, provided Mr. Carey’s service continues through the vesting date.

(4)

The amounts in this column do not represent amounts the NEOs received or are entitled to receive. As required by the SEC rules, this column represents the full grant date fair value of the stock options granted to the NEOs during fiscal 2020. The full grant date fair value is the amount that the Company will recognize in its consolidated financial statements over the award’s vesting period, subject to any forfeitures. The grant date fair value was determined under FASB ASC Topic 718. See Note 17 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2020.

(5)	The Board of Directors approved Mr. Ingle’s initial equity grants on April 15, 2020 in advance of his June 15, 2020 start date, which was the grant date for the award.

(6)	The Board of Directors approved a special, one-time stock option grant to Mr. Carey for his services as Executive Chairman on April 28, 2020, which was granted on May 1, 2020.

(7)	The Board of Directors approved Mr. Creaturo’s initial equity grants on August 28, 2020 in advance of his September 9, 2020 start date, which was the grant date for the award.

(8)

The restricted stock units granted to Messrs. Ning and Rocha vest over a three-year period, with 25% vesting on the first anniversary of the grant date, 25% vesting on the second anniversary of the grant date, and 50% vesting on the third anniversary of the grant date, and, pursuant to the terms of the grants, will be settled in cash within 30 days following the applicable vesting date.

(9)	Mr. Gerstein was not eligible for any long-term incentive compensation awards due to his separation from the Company on August 30, 2019.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Edmund M. Ingle	—	60,000	13.23	6/15/2030	(1)	—		—
	—	—	—	—		50,662	(2)	591,226
Thomas H. Caudle, Jr.	6,000	—	12.47	7/27/2021		—		—
	3,000	—	11.23	7/25/2022		—		—
	6,000	—	22.08	7/24/2023		—		—
	11,000	—	27.38	7/22/2024		—		—
	7,500	—	32.36	7/22/2025		—		—
	20,000	—	29.09	10/26/2026		—		—
	12,000	36,000	23.76	10/30/2028	(3)	—		—
	—	21,389	25.72	10/29/2029	(4)	—		—
	—	—	—	—		16,034	(5)	187,117
Albert P. Carey	32,894	—	21.02	1/29/2029		—		—
	100,000	—	11.74	5/1/2030		—		—
	—	100,000	11.74	5/1/2030	(6)	—		—
	—	100,000	11.74	5/1/2030	(7)	—		—
	—	233,000	11.74	5/1/2030	(8)	—		—
	—	—	—	—		25,782	(9)	300,876
Craig A. Creaturo	—	15,000	20.55	9/9/2029	(10)	—		—
	—	—	—	—		20,000	(11)	233,400
Hongjun Ning	5,000	—	29.09	10/26/2026		—		—
	—	—	—	—		5,939	(12)	69,308
Lucas de Carvalho Rocha	6,000	—	29.09	10/26/2026		—		—
	—	—	—	—		5,939	(12)	69,308
Christopher A. Smosna	5,000	—	27.38	7/22/2024		—		—
	5,000	—	32.36	7/22/2025		—		—
	5,000	—	29.09	10/26/2026		—		—
	770	768	35.09	3/1/2028	(13)	—		—
	500	1,500	23.76	10/30/2028	(3)	—		—
	—	2,500	25.72	10/29/2029	(4)	—		—
	—	—	—	—		9,183	(14)	107,166
Richard E. Gerstein	—	—	—	—		—		—

(1)

Represents stock options granted on June 15, 2020 in connection with Mr. Ingle’s commencement of service as Chief Executive Officer of the Company, with 25% scheduled to vest on each of June 15, 2021 and June 15, 2022, and 50% scheduled to vest on June 15, 2023, contingent upon Mr. Ingle’s continued service through the applicable vesting date.

(2)

Represents the unvested portion of restricted stock units granted on June 15, 2020 in connection with Mr. Ingle’s commencement of service as Chief Executive Officer of the Company, with 25% scheduled to vest on each of July 15, 2021 and June 15, 2022, and 50% scheduled to vest on June 15, 2023, contingent upon Mr. Ingle’s continued service through the applicable vesting date.

(3)

Represents stock options granted on October 30, 2018, with 25% vested on October 30, 2019, 25% scheduled to vest on October 30, 2020, and 50% scheduled to vest on October 30, 2021, contingent upon the individual’s continued service through the applicable vesting date.

(4)

Represents stock options granted on October 29, 2019, with 25% scheduled to vest on each of October 29, 2020 and October 29, 2021, and 50% scheduled to vest on October 29, 2022, contingent upon the individual’s continued service through the applicable vesting date.

(5)

Represents the unvested portion of restricted stock units granted on various dates. The unvested restricted stock units would become vested as follows, contingent upon Mr. Caudle’s continued service through the applicable vesting date: 2,850 on October 30, 2020, 1,871 on November 29, 2020, 1,871 on October 29, 2021, 5,700 on October 30, 2021, and 3,742 on October 29, 2022.

(6)	Represents stock options granted on May 1, 2020, which are scheduled to vest on May 1, 2023, contingent upon Mr. Carey’s continued service through the vesting date.

(7)

Represents stock options granted on May 1, 2020, which are scheduled to vest between May 1, 2024 and May 1, 2025, if the closing market price of the Common Stock (i) is $40 or more per share for any 10 consecutive trading days before May 1, 2024, or (ii) is $50 or more per share for any 10 consecutive trading days after May 1, 2024 and before May 1, 2025, contingent upon Mr. Carey’s continued service through the vesting date.

(8)

Represents stock options granted on May 1, 2020, which are scheduled to vest on May 1, 2025, if the closing market price of the Common Stock is $50 or more for any 10 consecutive trading days before May 1, 2025, contingent upon Mr. Carey’s continued service through the vesting date.

(9)

Represents the unvested portion of restricted stock units granted on October 30, 2019, with 25% scheduled to vest on November 29, 2020, 25% scheduled to vest on October 30, 2021, and 50% scheduled to vest on October 30, 2022, contingent upon Mr. Carey’s continued service through the applicable vesting date.

(10)

Represents stock options granted on September 9, 2019, with one-third vested on September 9, 2020, and one-third scheduled to vest on each of September 9, 2021 and September 9, 2022, contingent upon Mr. Creaturo’s continued service through the applicable vesting date.

(11)

Represents the unvested portion of restricted stock units granted on September 9, 2019 in connection with Mr. Creaturo’s commencement of service as Executive Vice President & Chief Financial Officer of the Company, with 25% scheduled to vest on each of October 9, 2020 and September 9, 2021, and 50% scheduled to vest on September 9, 2022, contingent upon Mr. Creaturo’s continued service through the applicable vesting date.

(12)

Represents the unvested portion of cash-settled restricted stock units granted on various dates. The unvested cash-settled restricted stock units would become vested as follows, contingent upon the individual’s continued service through the applicable vesting date: 778 on October 29, 2020, 943 on January 28, 2021, 778 on October 29, 2021, 1,886 on January 28, 2022, and 1,554 on October 29, 2022.

(13)

Represents stock options granted on March 1, 2018, with 25% vested on each of March 1, 2019 and March 1, 2020, and 50% scheduled to vest on March 1, 2021, contingent upon Mr. Smosna’s continued service through the vesting date.

(14)

Represents the unvested portion of restricted stock units granted on various dates, with 1,875 vested on September 5, 2020. The unvested restricted stock units would become vested as follows, contingent upon Mr. Smosna’s continued service through the applicable vesting date: 179 on October 30, 2020, 219 on November 29, 2020, 274 on March 1, 2021, 1,875 on August 5, 2021, 219 on October 29, 2021, 355 on October 30, 2021, 3,750 on August 5, 2022, and 437 on October 29, 2022.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)		Value Realized on Vesting ($)(3)
Thomas H. Caudle, Jr.	—	—	40,350		975,305
Hongjun Ning	—	—	943	(4)	25,734
Lucas de Carvalho Rocha	—	—	943	(4)	25,734
Christopher A. Smosna	—	—	317		7,241
Richard E. Gerstein	—	—	5,000		98,200

(1)	Value realized equals the fair market value of the shares of Common Stock underlying the options on the date of exercise less the exercise price.

(2)	Shares included in this column represent restricted stock units that vested during fiscal 2020.

(3)	Calculated based on the market price of the shares of Common Stock underlying the restricted stock units, which was computed as the average of the high and low trading prices on the vesting date.

(4)

Messrs. Ning and Rocha each received $25,734 in cash in connection with the conversion of the first 25% of certain cash-settled restricted stock units granted on January 28, 2019 and vested on January 28, 2020.

Nonqualified Deferred Compensation

The Company maintains the SERP to provide additional retirement benefits to a select group of highly compensated employees, including each of its NEOs (with the exception of Mr. Carey, who does not participate in the SERP). On an annual basis, the Company credits to each participant’s account an amount equal to 8.5% for executive officers or 5.5% for non-executive officers (as was the case for Mr. Smosna and each of Messrs. Ning and Rocha prior to the appointment of each as an Executive Vice President). Each participant is 100% vested in the participant’s SERP account and earns a return on the participant’s account balance as if it had been invested in a money market fund. Participants are not entitled to a distribution from the SERP until their termination of employment with the Company, at which time they must wait six months to receive a lump-sum payment equal to the balance of their respective accounts. If a participant’s termination is due to death or disability, this six-month delay period is waived.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals and/or Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Edmund M. Ingle	—	—	—	—	—
Thomas H. Caudle, Jr.	—	65,450	14,966	—	1,014,013
Albert P. Carey	—	—	—	—	—
Craig A. Creaturo	—	11,769	48	—	11,817
Hongjun Ning(2)	—	90,000	—	—	90,000
Lucas de Carvalho Rocha	—	11,410	5,131	—	339,479
Christopher A. Smosna	—	13,097	1,946	—	135,220
Richard E. Gerstein(3)	—	—	677	47,877	—

(1)	Amounts represent Company contributions to the SERP on behalf of the NEOs during fiscal 2020. These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(2)	Mr. Ning was granted an initial contribution of $90,000 in recognition of the Asia Segment’s sales growth and his promotion to Executive Vice President.

(3)	Mr. Gerstein received a distribution for the balance of his vested SERP holdings six months after his separation from the Company, consistent with the SERP.

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreements. Each of Messrs. Ingle, Caudle, Carey, and Creaturo is party to an employment agreement with the Company. Mr. Carey’s employment agreement does not contain the provisions described in this section. Each employment agreement contains provisions regarding the termination of the executive’s employment and related severance obligations. If the Company terminates any of the foregoing executives for “Cause” or any of them resigns without “Good Reason” (as each term is defined in the respective employment agreement), the Company will pay the executive all accrued and unpaid base salary and any accrued and unpaid benefits through the date of termination, after which the Company will have no further obligation under the employment agreement. If the employment of any of the foregoing executives terminates due to his death or “Disability” (as defined in the respective employment agreement), he or his estate will receive all accrued and unpaid base salary and any accrued and unpaid benefits through the date of termination, after which all right to benefits will terminate and the Company will have no further obligation under the employment agreement. If the employment of any of the foregoing executives is terminated for any reason other than death, Disability, or Cause, or any of the executives resigns with Good Reason, he will be entitled to (i) cash severance payments equal to 12 months of his annual base salary at the time of termination, payable in equal monthly installments, and (ii) if he elects COBRA continuation coverage, reimbursement for the monthly cost of such continuation coverage for medical and health insurance benefits until the earlier of (A) the date he ceases to maintain such continuation coverage in effect or (B) 12 months from the termination of employment. The foregoing severance benefits are subject to the executive entering into and not revoking a release of claims in favor of the Company and its affiliated entities. The severance benefits payable upon termination for any reason other than death, Disability, or Cause, or resignation with Good Reason, also are subject to the executive abiding by certain restrictive covenants. Additionally, upon the death or Disability of any of the foregoing executives or a “Change of Control” (as defined in the Amended 2013 Plan), all outstanding unvested equity awards issued to the executive by the Company shall vest in full.

In connection with his separation effective August 30, 2019, Mr. Gerstein was entitled to and received severance payments and health and welfare benefits consistent with the terms of his employment agreement.

Outstanding Equity Awards. Upon a “Change of Control” or a “Change in Control” of the Company (as either term is defined in the Company’s incentive compensation plans), all outstanding stock options and other stock awards under the plans will become fully vested and/or will be immediately exercisable.

The Company’s NEOs may also become vested in restricted stock units and certain stock options that vest based on continued service with the Company, including the stock options granted to them in fiscal 2020, upon a termination of employment due to death or Disability. In addition, all of the Company’s unvested restricted stock unit awards granted to NEOs provide for accelerated vesting of all unvested restricted stock units upon the Company’s termination of a NEO’s employment without Cause after the NEO has attained age 65.

Hypothetical Payments Table. The table below summarizes the potential severance payments and benefits payable (or with respect to Mr. Gerstein, paid) to each applicable executive under his respective employment agreement and the value of the accelerated vesting of all of the executives’ equity awards upon a “Change of Control” or a “Change in Control” of the Company as of June 26, 2020, the last business day of fiscal 2020. The amounts included in the table for Mr. Gerstein are the amounts paid to him in connection with his separation from the Company during fiscal 2020.

Name	Type of Payment or Benefit	Change of Control ($)	Termination Without Cause or Resignation for Good Reason ($)	Termination Without Cause After Attaining Age 65 ($)	Termination Due to Death or Disability ($)	Termination Due to Approved Retirement ($)	Termination Without Cause or Resignation for Good Reason After a Change of Control ($)(1)
Edmund M. Ingle	Severance and Benefit Continuation(2)	—	822,807	—	—	—	822,807
	Accelerated Equity Awards(3)(4)	591,226	—	591,226	591,226	—	591,226

	Total	591,226	822,807	591,226	591,226	—	1,414,033

Thomas H. Caudle, Jr.	Severance and Benefit Continuation(2)	—	810,058	—	—	—	810,058
	Accelerated Equity Awards(3)(4)	187,117	—	187,117	187,117	—	187,117

	Total	187,117	810,058	187,117	187,117	—	997,175

Albert P. Carey	Accelerated Equity Awards(3)(4)	300,876	—	300,876	300,876	—	300,876

Craig A. Creaturo	Severance and Benefit Continuation(2)	—	519,925	—	—	—	519,925
	Accelerated Equity Awards(3)(4)	233,400	—	233,400	233,400	—	233,400

	Total	233,400	519,925	233,400	233,400	—	753,325

Hongjun Ning	Severance and Benefit Continuation(2)	—	—	—	—	—	—
	Accelerated Equity Awards(3)(4)	69,308	—	69,308	69,308	—	69,308

	Total	69,308	—	69,308	69,308	—	69,308

Lucas de Carvalho Rocha	Severance and Benefit Continuation(2)	—	—	—	—	—	—
	Accelerated Equity Awards(3)(4)	69,308	—	69,308	69,308	—	69,308

	Total	69,308	—	69,308	69,308	—	69,308

Christopher A. Smosna	Accelerated Equity Awards(3)(4)	107,166	—	107,166	107,166	—	107,166

Richard E. Gerstein	Severance and Benefit Continuation(2)	—	421,862	—	—	—	—

(1)	Amounts shown assume the Company experienced a Change of Control and the executive was terminated without Cause or resigned for Good Reason on June 26, 2020.

(2)

Consists of severance benefits and health and welfare benefits. Health and welfare benefits represent the aggregate estimated net cost to the Company for reimbursement of the cost of 12 months of COBRA continued medical coverage provided under the employment agreement between the Company and each of Messrs. Caudle and Creaturo, and Mr. Gerstein in connection with his separation from the Company. On June 26, 2020, Mr. Ingle was not yet eligible to receive the Company’s health and welfare benefits, and the cost of an associated 12 months of COBRA continued medical coverage is not included in the severance and benefit continuation calculation for Mr. Ingle. The severance benefits prescribed in the employment agreement between the Company and Mr. Ingle provide for a cash payment of 25% of the fair value of his outstanding and unvested equity awards if any of the denoted termination events occurs within Mr. Ingle’s first 12 months of employment. Accordingly, $147,807 is included in the severance and benefit continuation calculation for Mr. Ingle.

(3)

As described above, all unvested stock options and restricted stock units will become vested upon a Change of Control of the Company. In addition, upon an executive’s termination of employment due to approved retirement, the unvested stock options that vest solely based on the executive’s continued service (“time-based options”) are subject to accelerated vesting; upon an executive’s termination of employment due to death or Disability, all unvested time-based options and all unvested restricted stock units are subject to accelerated vesting; and upon an executive’s termination of employment without “Cause” (as defined in the applicable award agreements) after specified dates, all unvested restricted stock units are subject to accelerated vesting. On June 26, 2020, the closing market price of the Common Stock was $11.67, which is less than the exercise price of all unvested stock options, and therefore no stock option value has been attributed to the Retirement totals in this table.

(4)

For purposes of this table, it is assumed that: (i) all vested stock options were exercised on June 26, 2020 and the aggregate value of such vested stock options was calculated by multiplying the number of stock options by the difference between the exercise price of the stock options and the closing market price of the Common Stock on June 26, 2020; and (ii) as of the date of termination or Change of Control, as applicable, each vested restricted stock unit was converted into one share of Common Stock and the aggregate value of such vested restricted stock units was calculated by multiplying the number of restricted stock units by the closing market price of the Common Stock on June 26, 2020.

Pay Ratio Disclosure

The SEC rules require the Company to disclose annually (i) the median annual total compensation of all employees of the Company (excluding the Company’s principal executive officer); (ii) the annual total compensation of the Company’s principal executive officer; and (iii) the ratio of the Company’s principal executive officer’s annual total compensation to the median annual total compensation of all employees (excluding the Company’s principal executive officer).

Based on the methodology and material assumptions described below, the Company has estimated these amounts to be as follows:

Median annual total compensation of all employees (excluding the Company’s principal executive officer)	$33,685
Annual total compensation of the Company’s principal executive officer(1)	$1,300,840
Ratio of the Company’s principal executive officer’s annual total compensation to the median annual total compensation of all other employees	39:1

(1)  During fiscal 2020, the Company’s principal executive officer was Mr. Caudle for the period from July 1, 2019 to June 14, 2020 and Mr. Ingle for the period from June 15, 2020 to June 28, 2020 (the end of fiscal 2020). The annual total compensation of the Company’s principal executive officer for purposes of calculating the pay ratio is equal to the sum of the compensation provided to each of Mr. Caudle and Mr. Ingle for the period he served as the principal executive officer.

For fiscal 2020, the Company used the same median employee identified in fiscal 2019 to determine the median annual total compensation of all employees (excluding the Company’s principal executive officer). To determine the median employee in fiscal 2019, the Company compiled a list of all employees (excluding the Company’s principal executive officer) as of March 31, 2018, sorted the list of employees by their gross cash compensation for the period from July 1, 2017 through June 30, 2018, and selected the employee with the median gross cash compensation amount. The Company annualized the gross cash compensation of any employee who was not employed for the entire period from July 1, 2017 through June 30, 2018. The gross cash compensation amounts did not include the value of Company-provided benefits such as retirement and medical and life insurance benefits. As of March 31, 2018, the Company employed 2,796 persons, of which 584 employees were employed outside of the United States. The compensation of employees in foreign countries was converted to an equivalent U.S. dollar amount using foreign exchange rates averaged over the 12-month period ended December 31, 2017.

The annual total compensation of the Company’s principal executive officer is the total amount of his compensation presented in the Summary Compensation Table beginning on page 40 (see footnote (1) above). The Company calculated the annual total compensation of the median employee using the same rules applicable to the completion of the Summary Compensation Table for the principal executive officer and the other NEOs.

Equity Compensation Plan Information

The table below provides information as of June 28, 2020, with respect to the securities authorized for issuance to the Company’s directors, officers, and employees under the Amended 2013 Plan, the Unifi, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”), and the 2008 Unifi, Inc. Long-Term Incentive Plan (the “2008 LTIP”). The Amended 2013 Plan, which was approved by the Company’s shareholders at the 2018 Annual Meeting of Shareholders, replaced the 2013 Plan for purposes of all incentive awards issued to the Company’s directors, officers, and employees after October 24, 2018, and the 2013 Plan, which was approved by the Company’s shareholders at the 2013 Annual Meeting of Shareholders, replaced the 2008 LTIP for purposes of all incentive awards issued to the Company’s directors, officers, and employees after October 22, 2013. As a result, no further awards were or will be made under the 2013 Plan or the 2008 LTIP after the date it was replaced by a successor plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	1,364,971(1)	17.29(1)	222,067(2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,364,971(1)	17.29(1)	222,067(2)

(1)

Includes securities issuable upon exercise of outstanding options and conversion of restricted stock units and vested share units (collectively, “units”) that were issued pursuant to the 2008 LTIP, the 2013 Plan, or the Amended 2013 Plan. As of June 28, 2020, (i) an aggregate of 1,003,064 options remained outstanding and (ii) an aggregate of 361,907 units remained outstanding. The weighted-average exercise price excludes units, which do not have an exercise price.

(2)

The Board of Directors approved an amendment and restatement of the Amended 2013 Plan effective October 29, 2020, subject to shareholder approval at the Annual Meeting. If approved, no further awards may be made under the Amended 2013 Plan and the reserve of shares for future awards under the Amended 2013 Plan will be canceled, and 850,000 shares will be available for future issuance under the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires UNIFI’s directors and executive officers and persons who beneficially own more than 10% of the outstanding Common Stock (collectively, the “reporting persons”) to file with the SEC initial reports of their beneficial ownership of Common Stock and reports of changes in their beneficial ownership of Common Stock. Based solely on a review of such reports and written representations made by UNIFI’s directors and executive officers with respect to the completeness and timeliness of their filings, the Company believes that the reporting persons complied with all applicable Section 16(a) filing requirements on a timely basis during fiscal 2020, except for Archibald Cox, Jr., a director of the Company, who filed a late Form 4 to report the exercise of a stock option and the withholding of shares to pay the exercise price of the stock option.

Compensation Committee Interlocks and Insider Participation

Archibald Cox, Jr., James M. Kilts, and Kenneth G. Langone served on the Compensation Committee in fiscal 2020. None of the directors who served on the Compensation Committee in fiscal 2020 has ever served as one of the Company’s officers or employees or had any relationship with the Company or any of its subsidiaries since the beginning of fiscal 2020 pursuant to which disclosure would be required under the SEC rules pertaining to the disclosure of transactions with related persons, except for the transaction between a wholly owned subsidiary of Salem Holding Company and the Company described above under “Corporate Governance—Related Person Transactions.” Mr. Langone owns a non-controlling 33% equity interest in, and is a director and the Non-Executive Chairman of, Salem Holding Company. During fiscal 2020, none of the Company’s executive officers served as a director or a member of the compensation committee (or other committee performing equivalent functions) of any other entity of which an executive officer of such other entity served on the Board or its Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section included in this Proxy Statement with management and, based on such review and discussions, recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for fiscal 2020.

Respectfully submitted by the Compensation Committee of the Board,

Archibald Cox, Jr., Chair

James M. Kilts

Kenneth G. Langone

Audit Committee Report

The primary purpose of the Audit Committee is to act on behalf of the Board in its oversight of all material aspects of the accounting and financial reporting processes, internal controls, and internal audit functions of the Company, including its compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Management has primary responsibility for the Company’s consolidated financial statements and reporting processes, including its internal controls and disclosure controls and procedures. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2020. This review included a discussion of the quality and acceptability of the Company’s financial reporting and internal controls. During the past fiscal year, the Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the reviews, discussions, and disclosures referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for fiscal 2020 be included in its Annual Report on Form 10-K for such fiscal year.

Respectfully submitted by the Audit Committee of the Board,

Suzanne M. Present, Chair

Robert J. Bishop

Eva T. Zlotnicka

Proposal 2:

Advisory Vote to Approve

Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, this proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of the Company’s NEOs, which is described in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this Proxy Statement. This vote is not intended to address any specific item or element of compensation or the compensation of any particular officer, but rather the overall compensation of the Company’s NEOs and the philosophy, principles, and policies used to determine compensation.

Shareholders were most recently asked to approve the compensation of the Company’s NEOs at the Company’s 2019 Annual Meeting of Shareholders, and shareholders approved the NEO compensation with approximately 82% of the votes cast in favor. At the Company’s 2017 Annual Meeting of Shareholders, shareholders were asked to indicate whether future advisory say-on-pay votes should occur every one, two, or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2017 Annual Meeting of Shareholders a majority of the votes cast were in favor of an annual advisory vote, the Board adopted a policy that the Company will include an advisory say-on-pay vote in the Company’s proxy materials on an annual basis until the next required advisory shareholder vote on the frequency of advisory say-on-pay votes, which will occur no later than the Company’s annual meeting of shareholders in 2023.

As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Company’s executive compensation program is designed not only to attract and retain talented and experienced executives, but also to motivate them to contribute substantially to the Company’s future success for the long-term benefit of shareholders and to reward them for doing so. Accordingly, the Compensation Committee and the Board believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and that the Company’s executive compensation program reflects this belief. Shareholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this Proxy Statement, which more thoroughly discuss the Company’s compensation principles and policies. The Compensation Committee and the Board believe that these principles and policies are effective in implementing the Company’s overall compensation philosophy.

Accordingly, the Company is asking shareholders to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis” section, the compensation tables, and the related narrative discussion, is hereby approved.

This vote is advisory, which means that the shareholder vote on this proposal will not be binding on UNIFI, the Compensation Committee, or the Board. However, the Compensation Committee and the Board value the opinions of UNIFI’s shareholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s NEOs in fiscal 2020 as disclosed in this Proxy Statement. Unless otherwise specified, proxies will be voted “FOR” the approval, on an advisory basis, of the compensation of the Company’s NEOs in fiscal 2020 as disclosed in this Proxy Statement.

Proposal 3:

Approval of the Unifi, Inc. Second Amended and Restated

2013 Incentive Compensation Plan

The Board of Directors proposes that shareholders approve the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan (the “Second Amended 2013 Plan”). The Board has approved the Second Amended 2013 Plan, subject to shareholder approval. The principal features of the Second Amended 2013 Plan are summarized below. This summary is not intended to be a complete description of the Second Amended 2013 Plan and is qualified in its entirety by reference to the full text of the Second Amended 2013 Plan, which is attached to this Proxy Statement as Appendix B.

Introduction

The Company currently maintains the Amended 2013 Plan under which the Company may award stock options, stock appreciation rights, restricted stock, restricted stock units, and performance shares to the Company’s directors, officers, and key employees. The Amended 2013 Plan was originally approved by the Company’s shareholders on October 31, 2018. The Amended 2013 Plan will terminate at the close of business on October 24, 2028, unless sooner terminated by the Board, and no awards may be made under the Amended 2013 Plan after its termination.

The Board believes that stock-based compensation is essential to align the interests of the Company’s management and its shareholders in enhancing the long-term value of the Company’s equity and to encourage executives to continue their employment with the Company. Accordingly, the Board proposes that shareholders approve the Second Amended 2013 Plan. Upon approval of the Second Amended 2013 Plan, no further awards may be made under the Amended 2013 Plan and the reserve of shares for future awards under the Amended 2013 Plan will be canceled. Outstanding awards previously granted under the Amended 2013 Plan will continue in effect in accordance with the terms and conditions of the Amended 2013 Plan and the agreements pursuant to which the awards were made. If the shareholders do not approve the Seconded Amended 2013 Plan, the Company will continue to have the authority to grant awards under the Amended 2013 Plan.

Overview of Features and Objectives

The Second Amended 2013 Plan is designed to support the overall compensation philosophy and objectives of the Company’s executive compensation program to:

•	attract and retain persons eligible to participate in the Second Amended 2013 Plan;

•	motivate participants in the Second Amended 2013 Plan, by means of appropriate equity-based incentives, to achieve performance goals;

•	provide incentive compensation opportunities that are competitive with those of other similar companies; and

•

provide the Company the ability to further align the interests of participants in the Second Amended 2013 Plan with the interests of the Company’s shareholders through compensation that is based on performance criteria that target enhancement of the value of the Company.

In doing so, the Second Amended 2013 Plan will promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and the enhancement of long-term shareholder return. The Second Amended 2013 Plan is also intended to allow for grants of stock incentives to compensate our independent directors.

The Board has reserved 850,000 shares of Common Stock for issuance under the Second Amended 2013 Plan. The Common Stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “UFI.” On September 4, 2020, the closing market price of the Common Stock was $11.99 per share.

Eligibility and Administration

All present and future employees and other service providers of the Company and its related companies are eligible to receive awards under the Second Amended 2013 Plan. An employee or other service provider who receives an award becomes a participant in the Second Amended 2013 Plan. Also, all present and future independent directors of the Company are eligible to receive director awards under the Second Amended 2013 Plan. The Company currently has approximately 2,545 employees (six of whom are executive officers) and six independent directors who may be eligible for awards under the Second Amended 2013 Plan.

Unless otherwise determined by the Board, the Compensation Committee (which is referred to in this Proposal as the “Committee”) will administer the Second Amended 2013 Plan with respect to awards for employees and other service providers. The Committee has the power and complete discretion to select employees and service providers to receive awards and to determine for each employee or service provider the nature of the award and the terms and conditions of each award. The Board has these same powers and responsibilities with respect to awards for independent directors, and reference to the Committee herein with respect to awards for independent directors shall mean the Board.

The Second Amended 2013 Plan is intended to comply with the provisions of Rule 16b-3 of the Exchange Act. Awards under the Second Amended 2013 Plan that constitute nonqualified deferred compensation are intended to meet the requirements of Code Section 409A, as discussed below under “—Federal Income Tax Consequences.”

Types of Awards that may be Granted

The Second Amended 2013 Plan authorizes a variety of equity-based awards to provide flexibility in our compensation program.

Employees and other service providers may receive the following types of awards under the Second Amended 2013 Plan: performance shares, shares of restricted stock, restricted stock units, performance share units, incentive stock options, nonstatutory stock options, and stock appreciation rights.

Independent directors may receive the following types of awards under the Second Amended 2013 Plan: shares of restricted stock, restricted stock units, performance share units, vested shares, vested share units, nonstatutory stock options, and stock appreciation rights.

A description of each of these types of awards is provided below.

Amount of Stock Available

The Board has reserved 850,000 shares of Common Stock for issuance under the Second Amended 2013 Plan. Any shares of Common Stock covered by an award that are not delivered to a participant or beneficiary because the award is forfeited or canceled, or because the award is settled in cash, will not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Second Amended 2013 Plan.

The number of shares that may be issued under the Second Amended 2013 Plan will be proportionately adjusted in the event of a recapitalization event such as a stock dividend, stock split, or other similar event affecting Common Stock. The Second Amended 2013 Plan prohibits stock option repricing without shareholder approval, except in connection with a recapitalization event.

In addition, any shares of Common Stock delivered under the Second Amended 2013 Plan in settlement, assumption, or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity will not reduce the maximum number of shares of Common Stock available for delivery under the Second Amended 2013 Plan, to the extent that such settlement, assumption, or substitution is a result of the Company acquiring another entity (or an interest in another entity).

The Committee may adopt reasonable counting procedures to ensure appropriate counting of the number of shares of Common Stock available for awards under the Second Amended 2013 Plan if the number of shares actually delivered differs from the number of shares previously counted in connection with an award. Shares of Common Stock subject to an award that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of shares to the participant will again be available for future awards under the Second Amended 2013 Plan. Shares withheld in payment of the exercise price or taxes relating to an award and shares surrendered in payment of any exercise price or taxes relating to an award will be considered delivered to the participant and will not be available for future awards under the Second Amended 2013 Plan. In addition, if the amount payable upon exercise of a stock appreciation right is paid in shares, the total number of shares subject to the stock appreciation right will be considered delivered to the participant (regardless of the number of shares actually paid to the participant) and will not be available for future awards under the Second Amended 2013 Plan.

Performance Shares

Performance shares are shares of Common Stock that will be issued if performance goals established by the Committee are attained. The performance goals established by the Committee will be based on the achievement of performance criteria selected by the Committee, which may include the market value of the Common Stock, financial performance such as net income, earnings per share, revenues, operating costs and efficiencies, net cash flow, and EBITDA.

A performance share award is paid only upon determination by the Committee that the performance goals with respect to the award have been met. All or a portion of performance share awards may be settled in cash instead of shares of Common Stock. The value of any portion of a performance share award that is settled in cash will be determined based on the fair market value as of the date of payment of the shares of Common Stock otherwise payable under the award.

The Committee may permit recipients of performance share awards to defer payment of their awards, subject to such terms established by the Committee and compliance with applicable law.

Restricted Stock and Vested Share Awards

Restricted stock awards are shares of Common Stock that are issued subject to service-based and/or performance-based restrictions on transferability. The Committee determines the restrictions as well as the conditions under which the restrictions may lapse. Restricted stock awards that vest based on the achievement of performance goals or other performance conditions, generally may not vest less than one year from the date of grant. Restricted stock awards that vest based on factors other than the achievement of performance goals or other performance conditions, such as continued service to the

Company or its related companies, generally may not have a vesting period that is less than three years from the date of grant. However, the Committee may, in its discretion, provide for accelerated removal of the restrictions upon the occurrence of certain events such as the participant’s “Disability,” death, or “Retirement,” or a “Change of Control” of the Company (as each term is defined in the Second Amended 2013 Plan).

Holders of restricted stock have all the rights of shareholders during the restricted period, including the right to vote the shares and to receive dividends thereon. However, dividends and other distributions paid with respect to the shares subject to a restricted stock award may be paid to the holder only to the extent the restrictions on the shares of restricted stock have lapsed or been removed, and any dividends and other distributions paid with respect to shares that are not earned or do not become vested will be forfeited.

Independent directors may receive vested share awards. Vested shares are shares of Common Stock that are issued without any restrictions on transferability, other than restrictions necessary to comply with applicable securities laws.

Restricted Stock Units, Performance Share Units, and Vested Share Units

Restricted stock units and performance share units are rights to receive shares of Common Stock (or cash in lieu of the shares) subject to service and/or performance-based vesting conditions. Restricted stock units and performance share units are similar to restricted stock, except that shares of Common Stock are not issued (or cash in lieu of the shares is not paid) until on or after the time when the vesting conditions are satisfied, as determined by the Committee. Restricted stock units and performance share units may be settled in cash or in shares of Common Stock or in a combination of both, or the Committee may reserve the right to determine the method of settlement at the time the award is settled.

Restricted stock unit or performance share unit awards that vest based on the achievement of performance goals or other performance conditions, generally may not vest less than one year from the date of grant. Restricted stock unit or performance share unit awards that vest based on factors other than the achievement of performance goals or other performance conditions, such as continued service to the Company or its related companies, generally may not have a vesting period that is less than three years from the date of grant. However, the Committee may, in its discretion, provide for accelerated removal of the restrictions upon the occurrence of certain events such as the participant’s Disability, death, or Retirement, or a Change of Control of the Company.

The Committee may, in its discretion, provide that a recipient of a restricted stock unit or performance share unit award will receive dividend equivalents on outstanding units. However, dividend equivalents paid with respect to the units subject to a restricted stock unit or performance share unit award may be paid to the holder only to the extent the units are earned and become vested, and any dividend equivalents paid with respect to units that are not earned or do not become vested will be forfeited.

Independent directors may receive vested share unit awards. Vested share units represent the vested right to receive shares of Common Stock at the time specified in the grant agreement for the vested share units. The holder of vested share units is entitled to receive dividend equivalents on the outstanding vested share units.

Stock Options and Stock Appreciation Rights

The Second Amended 2013 Plan authorizes grants of incentive stock options or nonstatutory stock options. Incentive stock options are designed to qualify for favorable tax treatment under Code Section 422, while nonstatutory stock options are not. The exercise price of either type of stock option may not be less than 100% of the fair market value per share of Common Stock covered by the stock option on the date the stock option is granted. Fair market value is the mean between the lowest and highest reported sales prices per share of Common Stock, as reported by the NYSE, on the date on which the value of Common Stock must be determined (or, if the date is not a trading day, on the most recent prior trading day).

Stock options may be exercised at the times specified by the Committee. The maximum term of any stock option is 10 years from the date of grant. Incentive stock options may not be exercised after the first to occur of (i) 10 years from the date of grant, (ii) three months from the participant’s termination of employment for reasons other than death or Disability, or (iii) one year from the participant’s termination of employment due to death or Disability.

The value of incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year under the Second Amended 2013 Plan (or any other similar plan the Company may maintain) is limited to $100,000 for each participant. A participant may pay the purchase price of a stock option in cash or, if the participant’s award agreement and applicable law so permit, by having the Company withhold shares sufficient to pay the exercise price, by delivering shares owned by the participant, or by exercising in a broker-assisted transaction.

Absent specific written authorization by the Committee, stock options may not be repriced except in connection with a recapitalization event, and otherwise generally may not be materially modified after the date of grant or extended or renewed beyond their original terms. The Committee may suspend the right to exercise a stock option any time it determines that the issuance of Common Stock would violate any securities or other laws and may provide that the exercise period is tolled during any period of suspension.

Stock appreciation rights are similar to nonstatutory stock options except that, rather than the participant paying an exercise price to exercise the stock appreciation rights, the excess of the fair market value of Common Stock covered by the stock appreciation right on the date of settlement over the fair market value of Common Stock on the date of grant is distributed to the participant. Stock appreciation rights may be settled in cash or in shares of Common Stock or in a combination of both, or the Committee may reserve the right to determine the method of settlement at the time the rights are settled.

Stock appreciation rights may be granted in tandem with nonstatutory stock options. When the participant exercises either the stock option or the stock appreciation right, the other part of the tandem award is canceled without payment.

Transferability of Awards

Participants’ interests in awards of performance shares, restricted stock units, and performance share units are not transferable prior to payment, settlement, or exercise of the awards, as the case may be. Restricted stock is not transferable until the restrictions have lapsed or been removed. Nonstatutory stock options and stock appreciation rights are transferable only to the extent provided by the Committee in the award agreement and permitted by applicable securities laws, but in no event are awards transferable to third-party financial institutions. Incentive stock options are not transferable except by will or the laws of descent and distribution. Vested share awards and vested share units are freely transferable, subject to restrictions necessary to comply with applicable securities laws.

Amendment of the Plan and Awards

The Board may amend the Second Amended 2013 Plan from time to time as it deems advisable and may terminate the Second Amended 2013 Plan at any time. However, any amendment to increase the total number of shares of Common Stock reserved for issuance under the Second Amended 2013 Plan, to modify materially the requirements for eligibility for participation in the Second Amended 2013 Plan, or that otherwise constitutes a material change to the Second Amended 2013 Plan under applicable tax or securities laws or the listing standards of the NYSE, requires shareholder approval.

The Board must obtain the consent of a participant to an amendment that adversely affects the participant’s rights under an outstanding award. However, the Board may unilaterally amend the Second Amended 2013 Plan and awards with respect to participants to ensure compliance with applicable laws and regulations.

The Committee may require in any award agreement that any participant reimburse the Company for all or any portion of any award; terminate any outstanding, unexercised, unexpired, or unpaid award; rescind any exercise, payment, or delivery pursuant to an award; or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the participant’s sale of Common Stock issued pursuant to an award to the extent required by the Company’s compensation recoupment policy or other similar policies adopted by the Committee or to comply with the requirements of any applicable laws.

Federal Income Tax Consequences

Generally, a participant in the Second Amended 2013 Plan will not incur federal income tax when he or she initially receives a performance share, restricted stock unit, performance share unit, incentive stock option, nonstatutory stock option, or stock appreciation right. Additionally, a participant in the Second Amended 2013 Plan generally will not incur federal income tax when he or she is awarded a share of restricted stock unless the participant makes a valid election under Code Section 83(b) with respect to the award.

If a participant makes a valid election under Code Section 83(b) with respect to an award of restricted stock, the participant generally will recognize ordinary income equal to the fair market value of the stock subject to the award on the date of grant. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. The participant generally will not recognize any additional income at the time or times the restrictions lapse. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

If a participant does not make a valid election under Code Section 83(b) with respect to an award of restricted stock, the participant generally will recognize compensation income equal to the fair market value of the stock subject to the award at the time or times the restrictions lapse. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

A participant who is awarded one or more restricted stock units and/or performance share units will not recognize income, and the Company will not be allowed a deduction, at the time the award is made. When the participant receives payment for such awards in cash or shares of Common Stock, the amount of the cash and the fair market value of the shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. The Company will be entitled to a deduction equal in amount to the ordinary income realized by the participant in the year paid.

Upon exercise of a nonstatutory stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the stock acquired on the date of the exercise and the exercise price. Generally, the amounts will be included in the participant’s gross income in the taxable year in which exercise occurs. The purchase price paid by the participant plus the amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

Upon exercise of an incentive stock option, a participant generally will not recognize income subject to tax, unless the participant is subject to the alternative minimum tax. The purchase price paid by the participant will become the participant’s basis in the shares. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the stock option was awarded to the participant or one year after the stock was issued to the participant, then any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss. If the participant sells or exchanges the stock prior to expiration of the holding period, then the participant generally will recognize ordinary income at the time of the sale or exchange equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) over the exercise price. This income will become the participant’s new basis in the shares. Any additional profit or loss relative to this basis will be treated as a capital gain or a capital loss.

If the grant agreement so provides, a participant may pay the exercise price of a nonstatutory stock option or an incentive stock option by delivery of shares of Common Stock. Usually when a participant delivers shares of Common Stock in satisfaction of all or any part of the exercise price, no taxable gain is recognized on any appreciation in the value of the delivered shares, unless the shares were previously acquired upon the exercise of an incentive stock option and the applicable holding period with respect to the shares has not expired. In that case, the participant will recognize ordinary income with respect to the delivered shares in accordance with the principles described above. Special rules apply to determine the basis of shares of Common Stock purchased upon the exercise of a stock option by the delivery of previously owned shares.

A vested share award will generally be treated as ordinary income to a participant at the time of the award. Payment under a performance share award, restricted stock unit award, or performance share unit award, or upon settlement of a stock appreciation right, will also generally be treated as ordinary income to the participant at the time of payment or settlement of the award or right. If payment or settlement is made in shares of Common Stock, the amount includable in income will be equal to the fair market value of the shares on the date of payment. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Code Sections 162(m) and 280G) do not apply, the Company will usually be entitled to a business expense deduction when (and for the amount that) a participant recognizes ordinary compensation income in connection with an award, as described above. The Company generally does not receive a deduction in connection with the exercise of an incentive stock option, unless the participant disposes of the stock purchased on exercise in violation of the holding period requirements.

The discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Code Section 409A. If at any time a participant is in constructive receipt of an award or receives the economic benefit of the award, the participant may incur federal income tax liabilities with respect to the award earlier than the times (and in a character other than the characters) described above.

In addition, if at any time the Second Amended 2013 Plan, any award under the Second Amended 2013 Plan, or any arrangement required to be aggregated with the Second Amended 2013 Plan or any award under the Second Amended 2013 Plan, fails to comply with the applicable requirements of Code Section 409A, then all amounts (including earnings) deferred under the Second Amended 2013 Plan or the award for the taxable year (and all preceding taxable years) by any participant with respect to whom the failure relates are includible in that participant’s gross income for the taxable year, to the extent the amounts are not subject to a substantial risk of forfeiture and have not previously been included in the participant’s gross income. These amounts are also subject to an additional income tax equal to 20% of the amount required to be included in gross income and to interest equal to the underpayment rate (as specified by the Internal Revenue Service, plus one percentage point) imposed on the underpayments that would have occurred had the compensation been included in income for the taxable year when first deferred, or if later, when no longer subject to a substantial risk of forfeiture.

The above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. In addition, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

Effective Date and Termination

The Second Amended 2013 Plan will become effective as of October 29, 2020 if it is approved by the Company’s shareholders. Unless sooner terminated by the Board, the Second Amended 2013 Plan will terminate on the 10th anniversary of the effective date. No awards may be made under the Second Amended 2013 Plan after its termination.

New Plan Benefits

It is not possible at this time to determine the benefits that will be received by executive officers, by other employees or consultants, or by independent directors under the Second Amended 2013 Plan if the Second Amended 2013 Plan is approved by the Company’s shareholders. However, the Committee and the Board currently intend to make future awards of stock options and restricted stock units under the Second Amended 2013 Plan generally consistent with past practice. The awards and the benefits received under the awards will depend on future actions of the Committee or the Board, the fair market value of the Common Stock at various future dates, the extent to which performance goals set by the Committee are met, and the individual performance of the particular award recipient.

Historical Grant Data

The following table summarizes awards granted during fiscal 2018, fiscal 2019, and fiscal 2020 under the 2013 Plan and the Amended 2013 Plan:

		Type of Award
Fiscal Year	Grantee(s)	Stock Options	Common Stock, Restricted Stock, or Restricted Stock Units
2018	Principal Executive Officer	—	—
	Named Executive Officers (other than the Principal Executive Officer)	46,538	60,550
	Other Employees	26,153	25,570
	Independent Directors	—	31,263

	Total	72,691	117,383

2019	Principal Executive Officer	67,000	16,031
	Named Executive Officers (other than the Principal Executive Officer)	93,200	22,373
	Other Employees	30,174	36,076
	Independent Directors	32,894	56,724

	Total	223,268	131,204

2020	Principal Executive Officer	60,000	50,662
	Named Executive Officers (other than the Principal Executive Officer)	569,389	53,266
	Other Employees	46,946	27,249
	Independent Directors	—	23,941

	Total	676,335	155,118

Historical Burn Rate and Potential Dilution

Over the past three fiscal years, the rate at which the Company has granted equity awards relative to the diluted weighted-average shares of Common Stock outstanding (sometimes referred to as the “burn rate”) has averaged less than 7.5%. The potential dilution level under the Second Amended 2013 Plan, if it is approved by the Company’s shareholders, is approximately 12.0%. The potential dilution level reflects the sum of the shares of Common Stock underlying outstanding stock options and restricted stock units as of June 28, 2020 plus the shares of Common Stock that would be available for future grants under the Second Amended 2013 Plan if it is approved by the Company’s shareholders divided by the diluted weighted-average shares of Common Stock outstanding as of June 28, 2020.

Vote Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the Second Amended 2013 Plan. Unless otherwise specified, proxies will be voted “FOR” the approval of the Second Amended 2013 Plan.

Proposal 4:

Ratification of the Appointment of

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021. KPMG LLP has served as the Company’s independent registered public accounting firm since 2011. The Audit Committee reviewed and discussed the performance of KPMG LLP for fiscal 2020 prior to its appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.

The Company expects that representatives of KPMG LLP will be present at the Annual Meeting, and the representatives will have an opportunity to make a statement if they desire to do so. The Company also expects that representatives will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the Audit Committee’s appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021 is not required by the Company’s Amended and Restated By-laws or otherwise. Nevertheless, the Board is submitting the appointment of KPMG LLP to the Company’s shareholders for ratification as a matter of good corporate governance. If the Company’s shareholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of KPMG LLP. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021. Unless otherwise specified, proxies will be voted “FOR” the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s consolidated financial statements for fiscal 2020 and fiscal 2019 and fees billed for other services rendered by KPMG LLP during those periods.

	Fiscal 2020 ($)	Fiscal 2019 ($)
Audit Fees(1)	1,108,360	1,435,622
Audit-Related Fees	—	—
Tax Fees(2)	150,784	369,871
All Other Fees	—	—

Total	1,259,144	1,805,493

(1)

Audit Fees consists of fees billed for the respective fiscal year for professional services associated with the annual financial statement audit and quarterly financial statement reviews, services related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and consultations in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees consists of fees billed for the respective fiscal year for tax compliance, consultation, and related matters.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has implemented procedures under the Unifi, Inc. Audit Committee Pre-Approval Policy for Audit and Non-Audit Services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of the Company’s independent registered public accounting firm for specific audit and non-audit services, within pre-approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before the service may be provided by the Company’s independent registered public accounting firm. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. For fiscal 2020, all of the audit fees were approved by the Audit Committee in accordance with the above procedures. All of the other fees billed by KPMG LLP to the Company for fiscal 2020 were approved by the Audit Committee by means of specific pre-approvals. All non-audit services provided in fiscal 2020 were reviewed with the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Additional Information

Shareholder Proposals for the 2021 Annual Meeting of Shareholders

Any shareholder proposal intended to be included in UNIFI’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Shareholders must be in writing and received by the Company no later than May 19, 2021. Any such shareholder proposal must also comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be addressed to the attention of the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410. Pursuant to the SEC rules, submitting a proposal will not guarantee that it will be included in the Company’s proxy materials.

In addition, any shareholder proposal intended to be presented at the 2021 Annual Meeting of Shareholders, but that will not be included in the Company’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Shareholders (i.e., any proposal other than a proposal submitted pursuant to Rule 14a-8 of the Exchange Act), must be in writing and received by the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410 no earlier than July 1, 2021 and no later than July 31, 2021. However, if the date of the 2021 Annual Meeting of Shareholders is more than 30 days before or more than 90 days after October 29, 2021, then the written notice must be received by the Company’s Corporate Secretary no earlier than 120 days prior to the date of the 2021 Annual Meeting of Shareholders and no later than the close of business on the later of (i) 90 days prior to the date of such annual meeting or (ii) 10 days following the day on which the Company first announced publicly (or mailed notice to the shareholders of) the date of such meeting. Shareholder proposals must include the specified information concerning the proposal and the shareholder submitting the proposal as set forth in the Company’s Amended and Restated By-laws. A copy of the Company’s Amended and Restated By-laws may be obtained by writing to the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410.

2020 Annual Report to Shareholders

This Proxy Statement is accompanied by the Annual Report on Form 10-K for fiscal 2020, and these materials are also available at www.proxyvote.com and the investor relations portion of the Company’s website at www.unifi.com. The Annual Report on Form 10-K, which contains the audited consolidated financial statements and other information about the Company, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

Annual Report on Form 10-K

The Company will provide without charge to each person solicited pursuant to this Proxy Statement, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for fiscal 2020, including the financial statements and the financial statement schedules, required to be filed with the SEC, or any exhibit thereto. Requests should be in writing and addressed to the attention of the Company’s Corporate Secretary at Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410.

Householding

The SEC has adopted rules permitting companies to mail one proxy statement and annual report, or notice of internet availability of proxy materials, as applicable, in one envelope to all shareholders residing at the same address if certain conditions are met. This is called “householding” and can result in significant savings of paper and mailing costs. The Company has not implemented householding with respect to its shareholders of record; however, a number of brokerage firms have instituted householding that may impact certain beneficial owners of shares held in street name. If members of your household have multiple accounts through which they hold Common Stock, you may have received a householding notification from the shareholder of record (e.g., your bank, broker, or other nominee).

Please contact the shareholder of record directly if you have any questions or wish to revoke your decision to household or to receive an additional copy of this Proxy Statement, the Annual Report on Form 10-K for fiscal 2020, or the Notice of Internet Availability for members of your household.

Appendix A

Non-GAAP Financial Performance Measures

Unifi, Inc. (“UNIFI” or the “Company”) prepares its consolidated financial statements and reports in accordance with U.S. generally accepted accounting principles (“GAAP”). UNIFI’s executive compensation program uses Adjusted EBITDA, which represents Net loss before net interest expense, income tax expense, and depreciation and amortization expense, adjusted to exclude equity in loss of Parkdale America, LLC (“PAL”) and certain other adjustments necessary to understand and compare the underlying results of UNIFI, as a measure of UNIFI’s financial performance for purposes of determining the annual incentive compensation earned by executives under the program. UNIFI’s methods of determining Adjusted EBITDA may differ from the methods used by other companies. Accordingly, this non-GAAP financial performance measure may not be comparable to measures used by other companies.

The Compensation Committee uses Adjusted EBITDA as a measure for annual incentive compensation purposes because the Compensation Committee believes Adjusted EBITDA serves as a high-level proxy for cash generated from operations, which is a key performance indicator used by the Board of Directors and management to assess UNIFI’s operating results generally. However, this financial performance measure is not calculated in accordance with GAAP and should not be considered in isolation from, or as a substitute for, net (loss) income and other financial results reported in UNIFI’s consolidated financial statements prepared in accordance with GAAP.

The following table sets forth the reconciliation of the amounts reported under GAAP for Net loss to Adjusted EBITDA for fiscal 2020 (in thousands):

Net loss	$(57,237)

Interest expense, net	4,057

Provision for income taxes	972

Depreciation and amortization expense(1)	23,406

EBITDA	(28,802)

Equity in loss of PAL	960

EBITDA excluding PAL	(27,842)

Impairment of investment in PAL(2)	45,194

Gain on sale of investment in PAL(2)	(2,284)

Severance(3)	1,485

Adjusted EBITDA	$16,553

(1)

Within this reconciliation, depreciation and amortization expense excludes the amortization of debt issuance costs, which are reflected in interest expense, net. Within the consolidated statements of cash flows, amortization of debt issuance costs are reflected in depreciation and amortization expense.

(2)

For fiscal 2020, the Company recorded an impairment charge of $45,194 relating to the April 29, 2020 sale of its 34% minority interest in PAL. The Company’s 34% share of PAL’s loss subsequent to the date of the impairment charge (March 29, 2020) and through the date of transaction closing (April 29, 2020) was $2,284 and generated a gain on sale.

(3)	For fiscal 2020, the Company incurred certain severance costs in connection with (i) overall cost reduction efforts in the United States and (ii) a wind-down plan for its operations in Sri Lanka.

A-1

Appendix B

UNIFI, INC.

SECOND AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

UNIFI, INC.

SECOND AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

B-i

UNIFI, INC.

SECOND AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

1. Purpose. This Plan is an amendment and restatement of the Unifi, Inc. 2013 Incentive Compensation Plan. The effective date of this Plan is October 29, 2020, subject to shareholder approval of the amended and restated Plan. The Plan is designed to support the overall compensation philosophy and objectives of the Company to (a) attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate equity-based incentives, to achieve performance goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) provide the Company the ability to further align Participants’ interests with those of the Company’s shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and the enhancement of long-term shareholder return. The Plan is also intended to allow for grants of stock incentives to compensate non-employee members of the Company’s Board of Directors.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

(c) “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold in connection with any award of Performance Shares, any lapse of restrictions on Restricted Stock, any compensatory dividends paid on Restricted Stock, any vesting of Restricted Stock Units or Performance Share Units, or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

(d) “Award” means any Incentive Award or Director Award.

(e) “Beneficial Owner” (and variants thereof) has the meaning given in Rule 13d-3 promulgated under the Act and, only to the extent such meaning is more restrictive than the meaning given in Rule 13d-3, the meaning determined in accordance with Code section 318(a).

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” shall have the meaning ascribed to it in any agreement to which a Participant and the Company are parties, and if the Participant and the Company are not parties to an agreement in which “cause” is defined, the term “Cause” means (i) the continued willful failure by the Participant to substantially perform the Participant’s duties to the Company, (ii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or (iii) the Participant’s material breach of any noncompetition, nonsolicitation, confidentiality or similar covenant to which the Participant may be subject from time to time in connection with the Participant’s employment with the Company.

(h) “Change of Control” means, the occurrence of any of the following events:

(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of either (A) the combined fair market value of the then outstanding stock of the Company (the “Total Fair Market Value”) or (B) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company

(the “Total Voting Power”); excluding, however, the following: (1) any acquisition by the Company or any of its Controlled Affiliates, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Controlled Affiliates, (3) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exclusion within subsection (iv) below and (4) any acquisition of additional stock or securities by a Person who owns more than 50% of the Total Fair Market Value or Total Voting Power of the Company immediately prior to such acquisition; or

(ii) any Person is or becomes the Beneficial Owner, directly or Indirectly, of securities of the Company that, together with any securities acquired directly or indirectly by such Person within the immediately preceding twelve-consecutive month period, represent 30% or more of the Total Voting Power of the Company; excluding, however, any acquisition described in subclauses (1) through (4) of subsection (i) above; or

(iii) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such individuals shall be hereinafter referred to as the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was made or approved by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered an Incumbent Director; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered an Incumbent Director; provided finally, however, that, as of any time, any member of the Board who has been a director for at least twelve (12) consecutive months immediately prior to such time shall be considered an Incumbent Director for purposes of this definition, other than for the purpose of the first proviso of this definition; or

(iv) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company or a sale or other disposition of the assets of the Company that have a total gross fair market value equal to or greater than 40% of the total gross fair market value of the assets of the Company immediately prior to such acquisition (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding Company Stock and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding Company Stock and the combined voting power of the then outstanding Company Stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a company that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding Company Stock and Total Voting Power, as the case may be.

Notwithstanding anything in this Section 2(h) to the contrary, an event that does not constitute a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, each as defined in Section 1.409A-3(i)(5) of the Treasury Regulations, shall not constitute a Change of Control for purposes of this Plan.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Consultant” means a Service Provider who is not an Employee or Independent Director.

(k) “Control” (and variants thereof) has the meaning specified in Rule 12b-2 promulgated under the Act.

(l) “Committee” means the Compensation Committee of the Board (or any successor Board committee designated by the Board to administer the Plan), provided that, if any member of the Compensation Committee does not qualify as (i) a non-employee director for purposes of Rule 16b-3 promulgated under the Act, and (ii) an independent director for purposes of the rules of the principal exchange on which Company Stock is traded, the remaining members of the Committee who do so qualify (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

(m) “Company” means Unifi, Inc., a New York corporation, and any successor corporation.

(n) “Company Stock” means the common stock of the Company, par value $0.10 per share. In the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan.

(o) “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee (or, with respect to a Director Award, the Board) grants the award; (ii) with respect to a Nonstatutory Option or Stock Appreciation Right, the date on which the Committee (or, with respect to a Director Award, the Board) completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or Stock Appreciation Right; or (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option. With respect to any Award, the Committee (and, with respect to any Director Award, the Board) may specify a future date on which the Award is to be granted or to become effective.

(p) “Director Award” means any Nonstatutory Option, Stock Appreciation Right, share of Restricted Stock, Vested Share, Vested Share Unit, Restricted Stock Unit or Performance Share Unit awarded to an Independent Director under the Plan.

(q) “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Awards, Disability (or variants thereof) means, unless otherwise provided in the Grant Agreement with respect to the Award,

(i) the Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or entitlement to and receipt of disability benefits under a disability insurance program of the Company that pays benefits on the basis of the foregoing definition;

(ii) the Participant is, by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving either (A) income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or (B) disability benefits under a disability insurance program that pays benefits on the basis of the foregoing definition; or

(iii) The Participant is determined to be totally disabled by the Social Security Administration.

The Committee (or, with respect to a Director Award, the Board) shall determine whether a Disability exists and the determination shall be conclusive.

(r) “Effective Date” means the date described in Section 22.

(s) “Employee” means an individual employed by the Company or a Related Company as a common-law employee.

(t) “Employer” means the Company or Related Company with respect to which an Employee provides services.

(u) “Fair Market Value” means:

(i) if the Company Stock is at the time listed or admitted to trading on any stock exchange, the “Fair Market Value” shall be the mean between the lowest and highest reported sale prices of the Company Stock on the date in question on the principal exchange on which the Company Stock is then listed or admitted to trading. If no reported sale of Company Stock takes place on the date in question on the principal exchange, then the mean between the lowest and highest reported sale prices of the Company Stock on the closest date prior to the date in question on the principal exchange shall be determinative of “Fair Market Value”;

(ii) if the Company Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the lowest and highest reported sale prices of the Company Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Company Stock in such market; or

(iii) if the Company Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

(v) “Fiscal Year” means the fiscal period used by the Company for reporting taxes on its income under the Code.

(w) “Grant Agreement” means the written agreement between the Company and a Participant containing the terms and conditions with respect to an Award.

(x) “Good Reason” shall have the meaning ascribed to it in any agreement to which a Participant and the Company are parties, and if the Participant and the Company are not parties to an agreement in which “good reason” is defined, the term “Good Reason” means (i) a material reduction (without the Participant’s express written consent) in the Participant’s title or responsibilities; (ii) a material reduction in the Participant’s base salary or annual incentive compensation opportunity; or (iii) the Company’s requiring the Participant to relocate to an employment location that is more than fifty (50) miles from the Participant’s then current employment location.

(y) “Independent Director” means a member of the Board who satisfies the requirements for a non-employee director as provided in Section 16(b) of the Act.

(z) “Incentive Award” means any Performance Share, Option, Stock Appreciation Right, share of Restricted Stock, Vested Share, Vested Share Unit, Restricted Stock Unit or Performance Share Unit awarded to a Service Provider under the Plan.

(aa) “Incentive Stock Option” means an Option (i) intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422 and (ii) that meets such requirements.

(bb) “Non-Option Award” means an Award other than an Option or Stock Appreciation Right.

(cc) “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(dd) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with Section 9.

(ee) “Participant” means any Service Provider or Independent Director who receives an Award under the Plan.

(ff) “Performance Criteria” means the performance of the Company, any Related Company, any subsidiary, division, business unit thereof, or any individual using one or more of the following measures or any other measures selected by the Committee, in each case, either on an operating or GAAP basis where applicable (or on the basis of such other standards as may replace or succeed GAAP), adjusted to include or exclude one or more nonrecurring, operating, non-operating or other items as applicable, and including measuring the performance of any of the following relative to a defined peer group of companies or an index: market value of the Company Stock; pre-tax profits; unit production costs; asset growth; pre-tax earnings; debt to equity ratio; earnings per share; revenues; operating income; operating costs and efficiencies; operating cash flow; net income, before or after taxes; net income before income taxes, incentive payments and accounting for minority interest; return on total capital, equity, revenue or assets; market share; unit production and sales volume; earnings before interest, taxes, depreciation, rent and amortization expenses; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; any of the prior measures or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue or return on total capital; net earnings; profit margin; operating margin; operating income; net worth; cash flow; cash flow per share; total shareholder return; revenues; capital expenditures; improvements in capital structure; industry indices; expenses and expense ratio management; debt reduction; profitability of an identifiable business unit or product; or levels of expense, cost or liability by category, operating unit or any other delineation. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria unsuitable, the Committee may in its discretion modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

(gg) “Performance Goal” means an objectively determinable performance goal established by the Committee that relates to one or more Performance Criteria.

(hh) “Performance Share” means a right to receive a share of Company Stock subject to the satisfaction of performance conditions as set forth in Section 6.

(ii) “Performance Share Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to grant and vesting conditions as set forth in Section 8.

(jj) “Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified by Sections 13(d) and 14(d) of the Act, and only to the extent such meaning is more restrictive than the meaning given in Section 3(a)(9) of the Act (as modified above), the meaning determined in accordance with Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions), as applicable.

(kk) “Plan” means this Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan, as it may be amended from time to time.

(ll) “Related Company” means, (i) for purposes of determining eligibility to receive an Incentive Stock Option, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option or Stock Appreciation Right, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of Section 1.409A-1(b)(5)(E)(1) of the Treasury Regulations (or any successor provision)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business that would be required to be treated as a single employer with the Company under Code sections 414(b) or (c), provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.

(mm) “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price (or, with respect to the Stock Appreciation Right, the Fair Market Value of the Company Stock covered by the Stock Appreciation Right on the Date of Grant) exceeds the Fair Market Value of the underlying Company Stock in exchange for any other Award, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 16 below).

(nn) “Restricted Stock” means Company Stock awarded upon the terms and subject to restrictions as set forth in Section 7.

(oo) “Restricted Stock Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to vesting conditions as set forth in Section 8.

(pp) “Retirement” means, unless otherwise provided in the Grant Agreement for a particular Award, a Participant’s termination of employment or other separation from service on or after age 65.

(qq) “Rule 16b-3” means Rule 16b-3 promulgated under the Act, as amended from time to time.

(rr) “Service Provider” means an Employee, Consultant or other natural person employed by or providing bona fide services to the Company or a Related Company, excluding any Independent Director.

(ss) “Stock Appreciation Right” means a right to receive Company Stock or cash granted under Section 10.

(tt) “Tandem Right” means a kind of Stock Appreciation Right granted in connection with a Nonstatutory Stock Option as described in Section 10.

(uu) “Ten Percent Shareholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(vv) “Treasury Regulations” mean the final, temporary or proposed regulations issued by the Treasury Department and/or Internal Revenue Service as codified in Title 26 of the United States Code of Federal Regulations. Any references made in the Plan to specific Treasury Regulations shall also refer to any successor or replacement regulations thereto.

(ww) “Vested Share” means a share of Company Stock awarded upon the terms set forth in Section 11.

(xx) “Vested Share Unit” means a right to receive a share of Company Stock awarded upon the terms set forth in Section 11.

3. General. The following types of Awards may be granted under the Plan: Performance Shares, shares of Restricted Stock, Vested Shares, Vested Share Units, Restricted Stock Units, Performance Share Units, Options, or Stock Appreciation Rights. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock.

(a) Reserve. Subject to Section 15, the number of shares of Company Stock with respect to which Awards may be granted under the Plan during the term of the Plan beginning on the Effective Date shall be eight hundred fifty thousand (850,000) shares of Company Stock, which shall be authorized but unissued shares.

(b) Share Use. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of shares of Company Stock available under Section 4(a) or in any award granted hereunder if the number of shares of Company Stock actually delivered differs from the number of shares previously counted in connection with an award, provided such counting procedures comply with the requirements of this Section 4(b). Shares of Company Stock subject to an award that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of shares of Company Stock to a Participant will again be available for awards. Shares of Company Stock withheld in payment of the exercise price or taxes relating to an award and shares of Company Stock surrendered in payment of any exercise price or taxes relating to an award shall be considered shares of Company Stock delivered to the Participant and shall not be available for awards under the Plan. In addition, if the amount payable upon exercise of a Stock Appreciation Right is paid in Company Stock, the total number of shares of Company Stock subject to the Stock Appreciation Right shall be considered shares of Company Stock delivered to the Participant (regardless of the number of shares actually delivered to the Participant) and shall not be available for awards under the Plan.

Shares of Company Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards under the plans or arrangements of another entity shall not reduce the maximum number of shares of Company Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

Shares of Company Stock may be issued under this Plan without cash consideration.

5. Eligibility.

(a) Incentive Awards. All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 18, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each Incentive Award.

(b) Director Awards. All present and future Independent Directors shall be eligible to receive Director Awards under the Plan. The Board shall have the power and complete discretion to select eligible Independent Directors to receive Director Awards and to determine for each Independent Director the nature of the award and the terms and conditions of each Director Award.

(c) No Contract of Employment or Services. The grant of an Award shall not obligate the Company or any Related Company to pay any Service Provider or Independent Director any particular amount of remuneration, to continue the employment or services of the Service Provider or Independent Director after the grant or to make further grants to the Service Provider or Independent Director at any time thereafter.

(d) Awards to International Employees. When granting Awards to Service Providers or Independent Directors who are not United States residents, the Committee (or with respect to Director Awards, the Board) shall have complete discretion and authority to grant such Awards in compliance with all present and future laws of the country or countries with laws that may apply to the grant of the Award or the issuance of Company Stock pursuant to the Award. Such authorization shall extend to and include establishing one or more separate sub-plans that include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the country or countries in which the Participant resides.

6. Performance Shares.

(a) The Committee may grant Performance Shares to eligible Service Providers. Whenever the Committee grants Performance Shares, a Grant Agreement shall be given to the Service Provider stating the number of Performance Shares granted and the terms and conditions to which the Award of Performance Shares is subject, and, at that time, the Service Provider shall become a Participant.

(b) The Committee may reserve the right in a Grant Agreement to settle all or any portion of an award of Performance Shares in cash instead of shares of Company Stock, with the cash portion to be determined based on the Fair Market Value as of the date of payment of the shares of Company Stock otherwise payable under the award, or to allow the Participant to defer payment under the award, subject to such terms as the Committee may determine in accordance with Code section 409A.

(c) A Participant shall have no rights as a shareholder until shares of Company Stock are issued under the Performance Share award and all requirements with respect to the issuance of such shares have been satisfied.

(d) A Participant’s interest in an award of Performance Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered.

(e) Each Participant who is an Employee may be required to agree at the time of receiving an Award of Performance Shares, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

7. Restricted Stock Awards.

(a) The Committee may grant Restricted Stock to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock, a Grant Agreement shall be given to the Service Provider stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject, and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (c) below shall lapse. The terms and conditions may include the continued performance of services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof. A Restricted Stock Award, the vesting of which is not conditioned on the achievement Performance Goals or other performance conditions, shall have a vesting period of not less than three (3) years from the Date of Grant of the Restricted Stock Award. A Restricted Stock Award, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one (1) year from the Date of Grant. Notwithstanding the preceding two sentences, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will lapse prior to the expiration of the service or performance period as a result of the Disability, death or Retirement of the Participant or the occurrence of a Change of Control.

(c) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(d) Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in subsection (c) above, have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon; provided, however, dividends and other distributions paid with respect to shares of Restricted Stock may be paid to the Participant only to the extent the restrictions on the shares of Restricted Stock have lapsed or been removed, and any dividends and other distributions paid with respect to shares of Restricted Stock that do not become vested shall be forfeited. Certificates representing Restricted Stock may be held by the Company until the restrictions lapse and, upon request, the Participant shall provide the Company with appropriate stock powers endorsed in blank.

(e) Each Participant who is an Employee may be required to agree at the time of receiving an Award of Restricted Stock, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

8. Performance Share Units and Restricted Stock Units.

(a) The Committee may grant Performance Share Units and Restricted Stock Units to eligible Service Providers. Whenever the Committee deems it appropriate to grant Performance Share Units or Restricted Stock Units, a Grant Agreement shall be given to the Service Provider stating the number of Performance Share Units or Restricted Stock Units granted and the terms and conditions to which the Performance Share Units or Restricted Stock Units are subject, and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Performance Share Units the terms and conditions upon which the Performance Share Units shall be earned, vest and be paid. The issuance and vesting of Performance Share Units may be conditioned on the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof and on the continued performance of services. The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the Restricted Stock Units shall vest and be paid. Vesting may be conditioned on the continued performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. A Restricted Stock Unit, the vesting of which is not conditioned on the achievement of Performance Goals or other performance conditions, shall not have a vesting period of less than three (3) years from the Date of Grant of the Restricted Stock Unit. A Performance Share Unit or Restricted Stock Unit, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one (1) year from the Date of Grant. Notwithstanding the foregoing, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of one or more of the Disability, death or Retirement of the Participant or the occurrence of a Change of Control.

(c) Performance Share Units and Restricted Stock Units may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time the Performance Share Units or Restricted Stock Units become payable. The delivery of Company Stock in payment of Performance Share Units or Restricted Stock Units may be subject to additional conditions established in the Grant Agreement.

(d) A Participant who receives Performance Share Units or Restricted Stock Units payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Committee may, in its discretion, provide that a Participant shall be entitled to receive dividend equivalents on outstanding Performance Share Units or Restricted Stock Units. Dividend equivalents may be (i) paid in cash, (ii) credited to the Participant as additional Performance Share Units or Restricted Stock Units, or (iii) a fixed combination of cash and additional Performance Share Units or Restricted Stock Units as provided in the Grant Agreement; provided, however, dividend equivalents with respect to Performance Share Units may be paid to the Participant only to the extent the Performance Goals or other performance conditions applicable to the Performance Share Units are achieved and dividend equivalents with respect to Restricted Stock Units may be paid to the Participant only if the Restricted Stock Units become vested, and any dividends and other distributions paid with respect to Performance Share Units or Restricted Stock Units that are not earned or become vested shall be forfeited.

(e) A Participant’s interest in Performance Share Units or Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered.

(f) Whenever payments under Performance Share Units or Restricted Stock Units are to be made in cash to a Participant who is an Employee, his or her Employer shall be entitled to withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee may be required to agree as a condition of receiving Performance Share Units or Restricted Stock Units payable in the form of Company Stock to pay to his or her Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

9. Stock Options.

(a) The Committee may grant Options to eligible Service Providers. Whenever the Committee grants Options, a Grant Agreement shall be given to the Service Provider stating the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which associated Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject, and, at that time, the Service Provider shall become a Participant.

(b) The exercise price of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100% of the Fair Market Value of the shares on the Date of Grant, except as may be provided in Section 15 (regarding certain changes affecting Company Stock). If the Participant is a Ten Percent Shareholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c) Options may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of ten (10) years from the Date of Grant. If the Participant is a Ten Percent Shareholder and the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

(d) Options shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws, provided in no event shall Options be transferable to third-party financial institutions. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.

(e) Options that are intended to qualify as Incentive Stock Options shall be granted only to Employees who meet the eligibility requirements of Section 5.

(f) Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (i) ten (10) years from the Date of Grant (five (5) years if the Participant to whom the Option has been granted is a Ten Percent Shareholder), (ii) three (3) months following the date of the Participant’s termination of employment with the Company and all Related Companies for reasons other than Disability or death, or (iii) one (1) year following the date of the Participant’s termination of employment on account of Disability or death.

(g) Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the

Company and all Related Companies shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(h) A Participant who purchases shares of Company Stock under an Option shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(i) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate. Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no stock certificate shall be issued.

(j) Each Participant who is an Employee may be required to agree as a condition of the exercise of an Option to pay to his or her Employer, or make arrangements satisfactory to his or her Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(k) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 9(k), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this paragraph (k), (A) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (B) an “Extension” means any of (1) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (2) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (3) the addition of any feature for the deferral of compensation to the terms of the Option, or (4) any renewal of the Option that has the effect of any of (1) through (3) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of an Option in accordance with Section 18, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (x) the latest date upon which the Option could have expired by its original terms under any circumstances or (y) the tenth (10th) anniversary of the original Date of Grant.

10. Stock Appreciation Rights.

(a) The Committee may grant Stock Appreciation Rights to eligible Service Providers. Whenever the Committee grants Stock Appreciation Rights, a Grant Agreement shall be given to the Service Provider stating the number of shares with respect to which Stock Appreciation Rights are granted, the extent, if any, to which the Stock Appreciation Rights are granted in connection with all or any part of a Nonstatutory Stock Option (“Tandem Rights”), and the conditions to which the grant and exercise of the Stock Appreciation Rights are subject, and, at that time, the Service Provider shall become a Participant.

(b) Stock Appreciation Rights (other than Tandem Rights) shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (i) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.

(c) Tandem Rights shall entitle the Participant, upon exercise of all or any part of the Tandem Rights, to surrender to the Company unexercised that portion of the underlying Nonstatutory Stock Option relating to the same number of shares of Company Stock as is covered by the Tandem Right (or the portion of the Tandem Right so exercised) and to receive in exchange from the Company an amount equal to the excess of (i) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option over (ii) the exercise price of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option.

(d) Upon the exercise of a Tandem Right and surrender of the related portion of the underlying Nonstatutory Stock Option, the Nonstatutory Stock Option, to the extent surrendered, shall not thereafter be exercisable.

(e) Subject to any further conditions upon exercise imposed by the Committee, a Tandem Right shall be granted on the same Date of Grant as the related Nonstatutory Stock Option, be transferable only to the extent that the related Nonstatutory Stock Option is transferable, be exercisable only to the extent that the related Nonstatutory Stock Option is exercisable and shall expire no later than the date on which the related Nonstatutory Stock Option expires.

(f) The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(g) Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws, provided in no event shall Stock Appreciation Rights be transferable to third-party financial institutions.

(h) Stock Appreciation Rights may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Stock Appreciation Right may be exercised after the expiration of ten (10) years from the Date of Grant.

(i) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right (or, in the case of a Tandem Right, only to the extent it exceeds the exercise price of the Company Stock covered by the underlying Nonstatutory Stock Option).

(j) The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Grant Agreement. The Grant Agreement may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(k) A Participant who acquires shares of Company Stock upon exercise of a Stock Appreciation Right shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(l) Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of Stock Appreciation Rights the Participant has elected to exercise.

(m) Whenever payments upon exercise of Stock Appreciation Rights are to be made in cash to a Participant who is an Employee, the Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Stock Appreciation Rights payable in the form of Company Stock to pay to his or her Employer, or make arrangements satisfactory to his or her Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(n) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 10(n), (i) no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Stock Appreciation Right if such Extension would result in the Stock Appreciation Right having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (n), (A) a “Modification” means any change in the terms of the Stock Appreciation Right (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the exercise price of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms; and (B) an “Extension” means any of (1) the provision to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed, (2) the conversion or exchange of the Stock Appreciation Right for a legally binding right to compensation in a future taxable year, (3) the addition of any feature for the deferral of compensation to the terms of the Stock Appreciation Right, or (4) any renewal of the Stock Appreciation Right that has the effect of any of (1) through (3) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a Stock Appreciation Right in accordance with Section 18, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a Stock Appreciation Right to a date no later than the earlier of (x) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (y) the tenth (10th) anniversary of the original Date of Grant.

11. Director Awards.

(a) General. The Board may grant Director Awards to Independent Directors in the form of shares of Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights as provided in Sections 7 through 10 above, or in the form of Vested Shares or Vested Shares Units as provided in paragraph (b) below. The Board may also grant to Consultants awards in the same forms as Director Awards. Whenever the Board grants shares of Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights to an Independent Director, notice shall be given to the Independent Director stating the type of award being made, the number of shares with respect to which the award is granted and the terms and conditions to which the award and (where applicable) the exercise of the award is subject. This notice shall become the Grant Agreement between the Company and the Independent Director and, at that time, the Independent Director shall become a Participant. Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights granted to Independent Directors shall otherwise be subject to the terms of the Plan applicable to each type of award as set forth in Sections 7 through 10 above; provided, however, that, notwithstanding anything in Section 7(b) or 8(b) to the contrary, any service or performance period with respect to Restricted Stock, Restricted Stock Units or Performance Share Units granted to Independent Directors or Consultants shall not be less than six (6) consecutive months in length; and provided further, that where context reasonably requires, references throughout Sections 7 through 10 above to the “Committee” shall be read instead as references to the Board wherever the award is to be granted to an Independent Director. The Board shall have all the same rights and powers with respect to the administration of Director Awards as the Committee has with respect to Incentive Awards as provided in Section 18 below (provided that the Board may not delegate its authority with respect to the granting of Director Awards pursuant to Section 18(a)(viii)), and the Board shall be subject to the same limitations with respect to the modification and Repricing of outstanding Director Awards as provided therein.

(b) Vested Shares and Vested Share Units. The Board may grant Vested Shares and Vested Shared Units to Independent Directors or Consultants. Vested Shares shall be immediately transferable (subject to compliance with any applicable securities laws), and the Participant receiving an award of Vested Shares shall have all the rights of a shareholder with respect to such shares as of the Date of Grant. Vested Share Units shall represent the vested right to receive shares of Company Stock at the time specified in the Grant Agreement for the Vested Share Units, and the Participant holding Vested Share Units shall be entitled to receive dividend equivalents on the outstanding Vested Share Units.

12. Recoupment of Awards. The Committee may require in any Grant Agreement that any current or former Participant reimburse the Company for all or any portion of any Award, terminate any outstanding, unexercised, unexpired or unpaid Award, rescind any exercise, payment or delivery pursuant to an Award or recapture any Company Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Company Stock issued pursuant to an Award to the extent required by any recoupment or clawback policy adopted by the Committee in its discretion or to comply with the requirements of any applicable laws.

13. Continuing Securities Law Compliance. If at any time on or after the Effective Date, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable until the Committee (or, with respect to a Director Award, the Board) has determined that these requirements have again been met. The Committee (or, with respect to a Director Award, the Board) may suspend the right to exercise an Option or Stock Appreciation Right at any time when it determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or Stock Appreciation Right are extended during a period of suspension.

14. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date that immediately follows the tenth (10th) anniversary of the Effective Date. No new Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time and may amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance under the Plan (except pursuant to Section 15), materially modifies the requirements as to eligibility for participation in the Plan, or would otherwise be considered a material revision or amendment under Code section 422 or the listing standards of the principal exchange on which the Company Stock is traded, unless the change is approved by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

15. Change in Capital Structure.

(a) The Committee (or, with respect to a Director Award, the Board) shall proportionately adjust the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted thereunder, the maximum number of shares or securities that may be delivered under the Plan (including the maximum limit on Non-Option Awards or Incentive Stock Options under Section 4), the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price of Options, the initial Fair Market Value of Company Stock under Stock Appreciation Rights, and other relevant terms of the Plan and any Awards whenever, in the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s corporate structure or capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), it deems any such adjustment necessary or desirable to preserve the intended benefits of the Plan and any outstanding Awards for the Company and the Participants. The Committee’s (or, with respect to a Director Award, the Board’s) determination in this regard shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or Stock Appreciation Right or fractional cents with respect to the exercise price thereof, the Committee (or, with respect to a Director Award, the Board) shall round down the number of shares covered by the Option or Stock

Appreciation Right to the nearest whole share and round up the exercise price to the nearest whole cent.

(b) Notwithstanding anything in the Plan to the contrary, the Committee (or, with respect to a Director Award, the Board) may take the foregoing actions without the consent of any Participant, and its determination shall be conclusive and binding on all persons and for all purposes.

16. Corporate Events. In the event of a Change of Control as described in Sections 2(h)(i), (ii) or (iv), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or a transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), notwithstanding anything contained in the Plan to the contrary, the provisions of this Section 16 shall apply.

(a) Replacement Awards; No Immediate Vesting.

(i) An Award shall not vest upon the occurrence of a Change of Control and shall continue to the extent qualifying as a Replacement Award.

(ii) A “Replacement Award” includes an outstanding Award that continues upon and after the occurrence of a Change of Control and an Award provided to a Participant in replacement of an outstanding Award (such replaced Award, a “Replaced Award”) in connection with a Change of Control that satisfies the following conditions:

(A) It has a value at least equal to the value of the Replaced Award;

(B) It relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control;

(C) Its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control); and

(D) Upon an involuntary termination of employment or separation from service of a Participant by the Company other than for Cause (and not due to Disability), or a voluntary termination of employment or separation from service by the Participant for Good Reason (if applicable), occurring on or during the period of twenty-four (24) months after the Change of Control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

The Committee, as constituted immediately before the Change of Control, shall have the discretion to determine whether the conditions of this Section 16(a)(ii) are satisfied.

(b) Vesting if No Replacement Award. To the extent that a Replacement Award is not provided to the Participant, upon the occurrence of a Change of Control:

(i) Any and all Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable;

(ii) Any restrictions imposed on Restricted Stock shall lapse and become freely transferable, and all other Awards shall become fully vested; and

(iii) Except as otherwise provided in a Grant Agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Committee to have been earned thereunder based on performance through the date of the Change of Control, under all outstanding Awards of performance-based Awards shall be deemed to have been earned for the entire performance period(s) as of the effective date of the Change of Control. The vesting of all such earned Awards shall be accelerated as of the effective date of the Change of Control, and in full settlement of such Awards, there shall be paid out in cash, or in the discretion of the Committee, in shares of Company Stock with a Fair Market Value equal to the amount of such cash.

Except as otherwise determined by the Committee, the foregoing provisions of this Section 16(b) shall apply, and a Participant’s outstanding Awards shall not become Replacement Awards, upon the occurrence of a Change of Control following an involuntary termination of employment or separation from service of the Participant by the Company other than for Cause (and not due to Disability), or a voluntary termination of employment or separation from service for Good Reason by the Participant (if applicable), occurring (A) at the request of a third party who was taking steps reasonably calculated to effect such Change of Control or (B) otherwise in contemplation of and within one hundred eighty (180) days before such Change of Control.

17. Dividend Equivalents. An Award may provide the Participant with dividends or dividend equivalents, payable in cash, shares of Company Stock, other securities or other property. In the event the Committee provides for dividends or dividend equivalents to be payable with respect to any Awards denominated in shares of Company Stock, any shares of Company Stock, cash or other property distributable as a dividend or otherwise with respect to such Awards as to which the restrictions have not yet lapsed (and/or performance goals have not been satisfied) shall be accumulated or credited, and shall be subject to the same restrictions and risk of forfeiture as such Awards with respect to which they relate and shall not be paid unless and only to the extent the underlying Awards vest or are earned. The total number of shares of Company Stock available for grant under Section 4(a) shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Company Stock or credited as Performance Shares or Performance Share Units. Notwithstanding the foregoing (but subject to Section 15), neither dividends nor dividend equivalents may be payable with respect to Options or Stock Appreciation Rights.

18. Administration of the Plan.

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i) to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii) to determine which persons are eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii) to grant Incentive Awards to Service Providers and determine the terms and conditions thereof, including the number of shares of Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock and the circumstances under which Incentive Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance conditions (including Performance Goals), the occurrence of certain events, or other factors;

(iv) to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v) to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(vii) to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

(viii) to delegate, to the extent permitted by the New York Business Corporation Law and the Company’s Certificate of Incorporation and Bylaws, any portion of its authority under the Plan to make Incentive Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of Section 16 of the Act); and

(ix) to make all other determinations deemed necessary or advisable for the administration of this Plan.

The Committee may amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if the amendment is for the purpose of complying with applicable provisions of the Code or any federal or state securities laws.

The Committee is prohibited from Repricing any Option or Stock Appreciation Right without the prior approval of the shareholders of the Company with respect to the proposed Repricing.

(b) The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 18(a)(viii) above. Any action by an administrator within the scope of its delegation consistent with this paragraph (d) shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

19. Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant—at the last address of the Participant on file with (or in the business records of) the Company or as otherwise known to the sender at the time the notice or other communication is sent.

20. No Effect on Other Plans. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

21. Interpretation. The Plan is intended to operate in compliance with the provisions of Rule 16b-3. The terms of the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. The Plan and the individual Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of the Plan shall be governed by the laws of the State of North Carolina.

22. Effective Date of the Plan; Limited Effect of Restatement. The Plan shall become effective as of October 29, 2020 subject to approval by the shareholders of the Company. Until (a) the Plan has been approved by the Company’s shareholders, and (b) the requirements of any applicable federal or state securities laws have been met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable that, in either case, are not contingent on the occurrence of both such events. This instrument amends and restates the Plan effective as of the Effective Date. Nothing in this instrument shall in any way change, alter or affect the terms of any award made under the Plan prior to the Effective Date of this amendment and restatement or the amount of any Plan benefit or payment due with respect to awards made under the Plan prior to such date.

IN WITNESS WHEREOF, the Company hereby adopts the Plan as of the Effective Date.

UNIFI, INC.

By:	/s/ EDMUND M. INGLE

Name:	Edmund M. Ingle

Title:	Chief Executive Officer

UNIFI, INC.
7201 WEST FRIENDLY AVENUE
GREENSBORO, NC 27410

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on October 28, 2020. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Unifi, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on October 28, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23222-P43928 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

UNIFI, INC.

UNIFI's Board of Directors recommends that you vote "FOR" each of the nominees named in Proposal 1.

1. Election of directors

Nominees:	For	Against	Abstain
1a. Robert J. Bishop	☐	☐	☐
1b. Albert P. Carey	☐	☐	☐
1c. Thomas H. Caudle, Jr.	☐	☐	☐
1d. Archibald Cox, Jr.	☐	☐	☐
1e. Edmund M. Ingle	☐	☐	☐
1f. James M. Kilts	☐	☐	☐
1g. Kenneth G. Langone	☐	☐	☐
1h. Suzanne M. Present	☐	☐	☐
1i. Eva T. Zlotnicka	☐	☐	☐

UNIFI's Board of Directors recommends that you vote "FOR" Proposals 2, 3, and 4.	For	Against	Abstain
2. Advisory vote to approve UNIFI's named executive officer compensation in fiscal 2020.	☐	☐	☐
3. Approval of the Unifi, Inc. Second Amended and Restated 2013 Incentive Compensation Plan.	☐	☐	☐
4. Ratification of the appointment of KPMG LLP to serve as UNIFI's independent registered public accounting firm for fiscal 2021.	☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1, 2, 3, AND 4 HAS BEEN PROPOSED BY UNIFI, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D23223-P43928

UNIFI, INC.
2020 Annual Meeting of Shareholders
October 29, 2020
This proxy is solicited on behalf of UNIFI's Board of Directors.

The undersigned hereby appoint(s) Edmund M. Ingle and Gregory K. Sigmon, and each of them, as attorneys-in-fact, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Unifi, Inc. that the undersigned is/are entitled to vote at the 2020 Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern Time, on Thursday, October 29, 2020 at the Proximity Hotel located at 704 Green Valley Road, Greensboro, NC 27408, and any adjournment or postponement thereof. The proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof, exercising their discretion as set forth in the Notice of Annual Meeting and Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR PHONE.

(Continued and to be signed on reverse side)